Securities Act File No.   333-34844
Investment Company Act File No. 811-9903

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☒

PRE-EFFECTIVE AMENDMENT NO.      ☐

POST-EFFECTIVE AMENDMENT NO. 31     ☒

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 33     ☒

__________________________________________________________________

BNY MELLON FUNDS TRUST

(Exact Name of Registrant as Specified in its Charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Jeff Prusnofsky, Esq.
200 Park Avenue
New York, New York 10166

(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

and

Donald W. Smith, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

__________________________________________________________________

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)
X	on July 30, 2010 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
on (DATE) pursuant to paragraph (a) (1)
75 days after filing pursuant to paragraph (a) (2)
on (DATE) pursuant to paragraph (a) (2) of Rule 485.
If appropriate, check the following box:
X	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated July 14, 2010

The BNY Mellon Funds
_________________
BNY MELLON TAX-SENSITIVE LARGE CAP MULTI-STRATEGY FUND
Class/Ticker:  Class M shares MTSMX  Investor shares MTSIX

PROSPECTUS July 30, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Not FDIC–Insured ● Not Bank Guaranteed ● May Lose Value

BNY MELLON

CONTENTS

FUND SUMMARY

Fund Summary

FUND DETAILS

Goal and Approach

Investment Risks

Management

SHAREHOLDER GUIDE

Account Policies and Services

Distributions and Taxes

Financial Highlights

FOR MORE INFORMATION

See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of The Bank of New York Mellon Corporation (BNY Mellon) that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients).  Class M shares also are offered to certain investment advisory firms that make an initial investment in the fund of at least $1 million on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon or its affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client.  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which The Dreyfus Corporation or certain of its affiliates have entered into an agreement.

FUND SUMMARY

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Class M shares	Investor shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment advisory fees1	0.70%	0.70%
Other expenses2
shareholder services fees	none	0.25%
administration fees other expenses of the fund	0.12% 0.15%	0.12% 0.15%
Acquired fund fees and expenses3	0.20%	0.20%
Total annual fund operating expenses	1.17%	1.42%
Fee waiver and/or expense reimbursement4	(0.02)%	(0.02)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15%	1.40%
____________
1
The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.  Based on the fund’s current target allocation to the underlying fund shown below, the investment advisory fee payable by the fund would be 0.65% of the fund’s average daily net assets.

2	Other expenses are based on estimated amounts for the current fiscal year.
3
Estimated fees and expenses to be incurred indirectly by the fund as a result of investing in an underlying fund, based on the fund’s target allocation to the underlying fund shown below.  The actual indirect expenses may vary depending on the fund’s asset weighting to such underlying fund and such underlying fund’s expense ratio.

4
The fund’s investment adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15%.

EXAMPLE

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the fund’s investment adviser.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class M shares	$117	$370
Investor shares	$143	$447

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies.  The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase.  The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies.  The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after tax returns.  The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations.  The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.  The investment strategies and the fund’s targets and ranges (expressed as a percentage of the fund’s investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range

Large Cap Core Strategy	25%	20% to 50%
Large Cap Tax-Sensitive Strategy	25%	25% to 60%
Focused Equity Strategy	20%	0% to 30%
U.S. Large Cap Equity Strategy	20%	0% to 30%
U.S. Core Equity 130/30 Strategy	10%	0% to 30%
Dynamic Large Cap Value Strategy	0%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	0%	0% to 30%

The fund’s investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund.  The fund will seek to reduce the impact of federal and state income taxes on the fund’s after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.  Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The portion of the fund’s assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth.  The investment process for the Large Cap Core Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors.  Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio manager responsible for the Large Cap Core Strategy believes offer one or more of the following characteristics, among others:  earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

The portion of the fund’s assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index).  In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the S&P 500 Index.  The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication.  The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio’s investment performance.  The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500 Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio.  In addition, the portfolio manager responsible for the Large Cap Tax-Sensitive Strategy monitors trading activity for the fund as a whole to avoid wash sale transactions and may seek to offset any realized capital gains of the fund’s other investment strategies.

The portion of the fund’s assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth.  The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors.  Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund’s investment adviser, is the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott’s approach is anchored to stock selection, building a portfolio from the bottom up through extensive fundamental research.

The portion of the fund’s assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund’s investment adviser.  The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock.  When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock.  Normally, up to 130% of the underlying fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund’s assets will be in short positions.

The portion of the fund’s assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies.  The portfolio manager responsible for this portion of the fund’s assets identifies potential investments through extensive quantitative and fundamental research.  The portfolio manager focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:  value, sound business fundamentals, and positive business momentum.

The portion of the fund’s assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies.  The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation.  The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on “growth” stocks.  Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund’s assets.  Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:  expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies.  Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise.  As the portfolio managers responsible for this portion of the fund’s assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  This portion of the fund’s portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

●
Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund’s assets among multiple investment strategies.  There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy will achieve its particular investment objective.  Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another.  As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

●
Conflicts of interest risk.  The fund’s investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund.  The fund’s investment adviser or its affiliates also may serve as investment adviser to the underlying fund.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying fund.  In addition, the investment adviser recommends asset allocations among any underlying funds, which pay advisory fees at different rates to the investment adviser or its affiliates.  These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

●
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●
Issuer risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

●
Large cap stock risk.  By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

●
Management risk.  Management risk is the risk that the investment process used by the fund’s portfolio managers could fail to achieve the fund’s investment goal and cause your fund investment to lose value.  In addition, although the fund uses certain tax-sensitive strategies, the fund may sell portfolio securities and realize short-term or long-term capital gains without limitation.  The fund may sell a stock, for instance, as is consistent with the particular sell disciplines of the fund’s investment strategies, to increase diversification or to raise cash to pay expenses or meet shareholder redemption requests.  In addition, some of the securities in the fund’s portfolio will regularly generate taxable income.

●
Value stock risk.  Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected market value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Growth stock risk.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

●
Short sale risk.  Short sales may involve substantial risk and “leverage.”  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.

PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund’s average annual returns compare with those of a broad measure of market performance.  The fund’s past performance (before and after taxes) is no guarantee of future results.

PORTFOLIO MANAGEMENT

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Walter Scott, to serve as the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  Christopher E. Sheldon, CFA, has been the fund’s primary portfolio manager responsible for investment allocation decisions since the fund’s inception; he is Director of Investment Strategy for BNY Mellon Wealth Management and an employee of Dreyfus.  Irene D. O’Neill has been the primary portfolio manager responsible for the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy since the fund’s inception; she is a Managing Director of The Bank of New York Mellon and an employee of Dreyfus.  Thomas Murphy has been the primary portfolio manager responsible for the Large Cap Tax-Sensitive Strategy since the fund’s inception; he is Director, Tax-Managed Equity, at The Bank of New York Mellon and an employee of Dreyfus.  Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund’s inception by a team of portfolio managers that comprise Walter Scott’s Investment Management Group (IMG).  The primary members of the IMG are Jane Henderson, the Managing Director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Dr. Kenneth J. Lyall, the Chairman of Walter Scott, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the Deputy Chairman of Walter Scott.  Brian C. Ferguson has been the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy since the fund’s inception; Mr. Ferguson is a Senior Vice President and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, and an employee of Dreyfus.  Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund’s inception by members of the core research team of TBCAM, each of whom also is an employee of Dreyfus.  The team members primarily responsible for managing the portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the core research team at TBCAM, and Barry Mills, an analyst on the core research team at TBCAM.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans.  You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements.  You may sell your shares on any business day.

TAX INFORMATION

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FUND DETAILS

GOAL AND APPROACH

The fund seeks long-term capital appreciation.  The fund’s investment objective is non-fundamental and may be changed by the fund’s board upon 60 days’ prior notice to shareholders.  To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies.  The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase.  The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies.  The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after tax returns.  The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.  The fund’s equity investments may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants.  The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments.  Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.  The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations.  The investment strategies and the fund’s targets and ranges (expressed as a percentage of the fund’s investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range

Large Cap Core Strategy	25%	20% to 50%
Large Cap Tax-Sensitive Strategy	25%	25% to 60%
Focused Equity Strategy	20%	0% to 30%
U.S. Large Cap Equity Strategy	20%	0% to 30%
U.S. Core Equity 130/30 Strategy	10%	0% to 30%
Dynamic Large Cap Value Strategy	0%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	0%	0% to 30%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice.  The target weightings will deviate over the short term because of market movements and fund cash flows.  The target weightings do not reflect the fund’s working cash balance — a portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.  The investment adviser normally considers reallocating the fund’s investments at least quarterly, but may do so more often in response to market conditions.  Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time.  The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.  To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund’s investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund.  The fund will seek to reduce the impact of federal and state income taxes on the fund’s after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.  Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.  The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Large Cap Core Strategy

The portion of the fund’s assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth.  The investment process for the Large Cap Core Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors.  Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio manager responsible for the Large Cap Core Strategy believes offer one or more of the following characteristics, among others:

●	earnings power unrecognized by the market;

●	sustainable revenue and cash flow growth;

●	positive operational and/or financial catalysts;

●	attractive relative value versus history and peers; and

●	strong or improving financial condition.

Large Cap Tax-Sensitive Strategy

The portion of the fund’s assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor’s® 500 Composite Stock Price Index (S&P 500 Index).  In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the S&P 500 Index.  The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication.  The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio’s investment performance.  The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500 Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio.  The Large Cap Tax-Sensitive Strategy is not characterized by low turnover.

The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy assesses both portfolio risk and tax considerations, analyzing the portfolio’s realized and unrealized gains and losses, as well as the impact of market movements.  The portfolio manager rebalances this portion of the fund’s portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.  In addition, the portfolio manager responsible for the Large Cap Tax-Sensitive Strategy monitors trading activity for the fund as a whole to avoid wash sale transactions and may seek to offset any realized capital gains of the fund’s other investment strategies.

Focused Equity Strategy

The portion of the fund’s assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth.  This portion of the fund’s assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.  Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors.  The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries.  The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends.  The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources.  The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

●	earnings power that is either unrecognized or underestimated by the market;

●	sustainable revenue and cash flow;

●	positive operational or financial catalysts;

●	attractive valuation based on growth prospects; and

●	strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund’s assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund’s assets.  The portfolio manager adjusts exposure limits as necessary.  The portfolio manager typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund’s investment adviser, is the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  This portion of the fund’s assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies.  Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott’s approach is anchored to stock selection, building a portfolio from the bottom up through extensive fundamental research.  Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials.  Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis covering the principal investment criteria.  This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company.  The focus is on finding profitable companies with strong balance sheets, low debt, high rates of internal wealth generation and the ability to grow earnings over the long-term.  If a company passes Walter Scott’s more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company’s products, cost and pricing, competition and industry position and outlook.  Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future.  Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book.  The fund’s portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott’s criteria where the expected growth rate is available at reasonable valuations.  A buy proposal must obtain unanimous backing from the entire Walter Scott portfolio management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential.  Accordingly, it is expected that the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase.  A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals.  Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

BNY Mellon U.S. Core Equity 130/30 Fund

The portion of the fund’s assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund’s investment adviser.  The underlying fund seeks capital appreciation.  This objective may be changed without shareholder approval.  To pursue its goal, the underlying fund normally invests at least 80% of its net assets in equity securities.  The underlying fund focuses on growth and value stocks of large cap companies.  The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  The underlying fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs).  REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.  Although the underlying fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter.

In selecting securities, the underlying fund’s portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

●	value, or how a stock is priced relative to its perceived intrinsic worth;

●	growth, in this case the sustainability or growth of earnings; and

●	financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the portfolio managers generally select to buy “long” the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The portfolio managers generally select to sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform.  The underlying fund reinvests the proceeds from its short sales by taking additional long positions in stocks.  This investment technique is known as “leverage,” which increases risk and may magnify the underlying fund’s gains or losses.

When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock.  When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock.  Normally, up to 130% of the underlying fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund’s assets will be in short positions.

The portfolio managers diversify the underlying fund’s portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.  The underlying fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the S&P 500 Index, the underlying fund’s benchmark.

The underlying fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.  The underlying fund also may engage in short sales of ETFs and similarly structured pooled investments.

The underlying fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short.  The underlying fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives.  The requirement to segregate assets limits the underlying fund’s leveraging of its investments.  The use of leverage, however, may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Dynamic Large Cap Value Strategy

The portion of the fund’s assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies.  At times, this portion of the fund’s assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements.  The portfolio manager responsible for this portion of the fund’s assets identifies potential investments through extensive quantitative and fundamental research.  The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:

●	Value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

●	Sound business fundamentals: a company’s balance sheet and income data are examined to determine the company’s financial history; and

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Positive business momentum: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.  The portfolio manager also may sell stocks when the portfolio manager’s evaluation of a sector has changed.

Large Cap Growth Strategy

The portion of the fund’s assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies.  The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation.  The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on “growth” stocks.  Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund’s assets.  Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

●	expected earnings growth rate exceeds market and industry trends;

●	potential for positive earnings surprise relative to market expectations;

●	positive operational or financial catalysts;

●	attractive valuation based on growth prospects; and

●	strong financial condition.

U.S. Large Cap Growth Strategy

The portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies.  Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise.  As the portfolio managers responsible for this portion of the fund’s assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine the allocations among market sectors.  This portion of the fund’s portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

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INVESTMENT RISKS

The fund’s principal risks are discussed below.  An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.  To the extent the fund invests in shares of an underlying fund, it is subject to the same principal risks as the underlying fund, which generally are described below.  For more information regarding these risks, see the prospectus for the specific underlying fund.

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Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund’s assets among multiple investment strategies.  There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy will achieve its particular investment objective.  Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another.  As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

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Conflicts of interest risk.  The fund’s investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund.  The fund’s investment adviser or its affiliates also may serve as investment adviser to the underlying fund.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying fund.  In addition, the investment adviser recommends asset allocations among any underlying funds, which pay advisory fees at different rates to the investment adviser or its affiliates.  These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

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Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Issuer risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

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Large cap stock risk.  By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

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Management risk.  Management risk is the risk that the investment process used by the fund’s portfolio managers could fail to achieve the fund’s investment goal and cause your fund investment to lose value.  In addition, although the fund uses certain tax-sensitive strategies, the fund may sell portfolio securities and realize short-term or long-term capital gains without limitation.  The fund may sell a stock, for instance, as is consistent with the particular sell disciplines of the fund’s investment strategies, to increase diversification or to raise cash to pay expenses or meet shareholder redemption requests.  In addition, some of the securities in the fund’s portfolio will regularly generate taxable income.

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Value stock risk.  Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected market value was misgauged.  They also may decline in price even though in theory they are already undervalued.

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Growth stock risk.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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Short sale risk.  Short sales may involve substantial risk and “leverage.”  To the extent the fund sells a security it does not own in anticipation that the security’s price will decline, the fund will be subject to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The fund may not always be able to borrow a security it seeks to sell short or close out a short position at a particular time or at an acceptable price.  Thus, there is a risk that the fund may be unable to fully implement an investment strategy that involves short-selling due to a lack of available stocks or for some other reason.  It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility.

In addition to the principal risks described above, the fund is subject to the following additional risks.

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Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

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Foreign investment risk.  To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

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Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

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Small and midsize company risk.  To the extent the fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund’s share price may fall dramatically.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund’s performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

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Leveraging risk.  The use of leverage, such as entering into futures contracts and forward currency contracts, engaging in forward commitment transactions, lending portfolio securities, and engaging in reverse repurchase agreements, may magnify the fund’s gains or losses.  Short sales involve borrowing securities and then selling them; thus, short sales positions effectively leverage the fund’s assets.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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ETF risk.  ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF.  ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

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IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

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Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

Portfolio managers responsible for the investment strategies used by the fund also manage other mutual funds or accounts and may submit purchase and sale orders for portfolio securities concurrently for the fund and such other funds or accounts.  Orders on behalf of the fund are submitted to the investment adviser’s trading desk; whereas, orders for the other funds or accounts may be submitted to the trading desk of an affiliate of the investment adviser or the trading desk of Walter Scott.  Because the investment adviser seeks to promote tax efficiency and avoid wash sale transactions for the fund, certain orders submitted on behalf of the fund may be delayed and not aggregated (or “bunched”) with those of the other funds or accounts managed by the fund’s portfolio managers.  In some cases, the delay may adversely affect the price paid or received by the fund for such portfolio securities or the amount of the commission paid to the broker or dealer.
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MANAGEMENT

The investment adviser for the fund is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $273 billion in 193 mutual fund portfolios.  The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.70% applied to that portion of the fund’s average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of the fund’s average daily net assets allocated to any underlying funds.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

The investment adviser has engaged its affiliate, Walter Scott, located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  Walter Scott is a wholly-owned subsidiary of BNY Mellon.  As of March 31, 2010, Walter Scott had approximately $33.9 billion in assets under management.  Walter Scott, subject to the investment adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.

Christopher E. Sheldon, CFA, has been the fund’s primary portfolio manager responsible for investment allocation decisions since the fund’s inception.  Mr. Sheldon is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon (and its predecessor), an affiliate of Dreyfus, since 1995.  Irene D. O’Neill has been the primary portfolio manager responsible for the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy since the fund’s inception.  Ms. O’Neill has been a Managing Director of The Bank of New York Mellon since 2006, and prior thereto had been a Vice President and portfolio manager at The Bank of New York Mellon (and its predecessor) since 2002.  She has been employed by Dreyfus since March 2008.  Thomas Murphy has been the primary portfolio manager responsible for the Large Cap Tax-Sensitive Strategy since the fund’s inception.  Mr. Murphy has been Director, Tax-Managed Equity, at The Bank of New York Mellon since 2003 and an employee of Dreyfus since June 2010.  Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund’s inception by a team of portfolio managers that comprise Walter Scott’s Investment Management Group (IMG).  The IMG governs investment policy at Walter Scott and is comprised of all of the firm’s investment directors, senior investment managers, heads of investment operations, and compliance.  The IMG directs the firm’s investment activities and its teams of investment managers.  Investment decisions for the U.S. Large Cap Equity Strategy are made collectively by the IMG.  Jane Henderson, Roy Leckie, Dr. Kenneth J. Lyall, Charlie Macquaker and Rodger Nisbet are the primary members of IMG.  Ms. Henderson is the Managing Director of Walter Scott, which she joined in 1995.  Mr. Leckie is a director of Walter Scott, which he joined in 1995, and co-leads the IMG.  Dr. Lyall is the Chairman of Walter Scott, which he joined in 1983.  Mr. Macquaker is a director of Walter Scott, which he joined in 1991, and co-leads the IMG.  Mr. Nisbet is the Deputy Chairman of Walter Scott, which he joined in 1993.  Brian C. Ferguson has been the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy since the fund’s inception.  Mr. Ferguson is a Senior Vice President and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, where he has been employed since 1997.  In April 2001, Mr. Ferguson became a dual employee of TBCAM and Dreyfus.  Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund’s inception by members of the core research team of TBCAM, each of whom also is an employee of Dreyfus.  The team members primarily responsible for managing the portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, David Sealy and Barry Mills.  Ms. Slover is a managing director and the director of core research at TBCAM, where she has been employed since June 2005.  She also has been employed by Dreyfus since November 2001.  Mr. Sealy is an analyst on the core research team at TBCAM, where he has been employed since June 2005.  He also has been employed by Dreyfus since 1997.  Mr. Mills is an analyst on the core research team at TBCAM, where he has been employed since June 2005.  He also has been employed by Dreyfus since 1999.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed, and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund.  Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance.  The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services.  Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing.”  From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, the fund’s investment adviser, Walter Scott and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.  The primary purpose of the respective code is to ensure that personal trading by employees does not disadvantage any fund managed by the investment adviser or its affiliates.

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SHAREHOLDER GUIDE

ACCOUNT POLICIES AND SERVICES

Buying Shares

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients).  Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as “Qualified Accounts.”  Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund’s transfer agent (BNY Mellon Fund Accounts).  Class M shares also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms).  Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million.  Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms.  Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients).  Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts).  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients).  Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Advisors Brokerage Accounts).  In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which Dreyfus or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).  Fund shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts.  Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Advisors Brokerage Account.  Before any such transfer, the Wealth Management Client’s Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Advisors Brokerage Client will receive Investor shares.  Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares.  The conversion of such shareholder’s Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion.  Individual Clients and BNY Mellon Wealth Advisors Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund.  Holders of Investor shares of the fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund.  The conversion of such shareholder’s Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of conversion.  Converting Investor Shareholders in Class M shares of the fund who make subsequent investments in the fund will receive Class M shares of the fund.  See the SAI for more information.

You pay no sales charges to invest in either share class of the fund.  Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.  When calculating the NAV of the fund, the fund’s equity investments are valued on the basis of market quotations or official closing prices.  If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board.  Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued at the current cost of offsetting the contract.  ETFs will be valued at their market price.  Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see “Shareholder Guide—Account Policies and Services—General Policies” for further information about the fund’s frequent trading policy.

Selling shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.  Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

●	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

●	the fund will not process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through BNY Mellon Fund Accounts and BNY Mellon Wealth Advisors Brokerage Accounts

Persons who hold fund shares through BNY Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares.  The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, redemptions and exchanges through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares.  The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, redemptions and exchanges through Investment Advisory Firms

Clients of Investment Advisory Firms that purchase fund shares on behalf of their high-net-worth and related clients may not maintain accounts directly with the fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares.  Investment Advisory Firms may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other BNY Mellon funds as described below under “Individual Account services and policies – Exchange privilege.”  The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100.  You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail.  To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds
P.O. Box 55268
Boston, MA 02205-5268

Make checks payable to:  BNY Mellon Funds.

Wire.  To purchase additional shares by wire, have your bank send your investment to The Bank of New York Mellon, with these instructions:

●	ABA #011001234
●	DDA #00-0388
●	the fund name
●	the share class
●	your account number
●	name(s) of investor(s)

Electronic check.  To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert “569” before your 14-digit account number.  Your transaction is entered automatically, but may take up to eight business days to clear.  Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer.  To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically.  Call us at 1-800-645-6561 to request a form to add any automatic investing service.  Complete and return the forms along with any other required materials.  These services are available only for holders of Individual Accounts.  See “Individual Account services and policies” below.

IRAs.  For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders.  Some circumstances require written sell orders along with signature guarantees.  These include:

●	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

●	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call us to ensure that your signature guarantee will be processed correctly.

In writing.  You may sell (redeem) shares by writing a letter of instruction.  The letter of instruction should include the following information:

●	your name(s) and signature(s)
●	your account number
●	the fund name
●	the share class
●	the dollar amount you want to sell
●	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required.  Mail your request to:

BNY Mellon Funds
P.O. Box 55268
Boston, MA  02205-5268

Telephone.  Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452).  A check will be mailed to your address of record.

Wire or TeleTransfer.  To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.  Be sure the fund has your bank account information on file.  Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs.  For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another BNY Mellon fund (not available for IRAs).

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of another BNY Mellon fund.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange privilege.  You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other BNY Mellon fund.  However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000.  You can request your exchange in writing or by phone.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, the investment adviser and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

●	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
●	change its minimum or maximum investment amounts
●	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
●	“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
●	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For Qualified Employee Benefit Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading.  The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in other BNY Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day.  The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Qualified Employee Benefit Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Qualified Employee Benefit Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a Qualified Employee Benefit Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

__________________________________

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses.  For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise.  For information on reinvestment of dividends and other distributions on BNY Mellon Fund Accounts, contact your account officer, and for such information on BNY Mellon Wealth Advisors Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor.  There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income.  Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone’s tax situation is unique, please consult your tax advisor before investing.

__________________________________

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.
__________________________________

FOR MORE INFORMATION

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
A series of BNY Mellon Funds Trust
SEC file number:  811-09903

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will generally disclose its complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  The schedule of holdings for the fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

[Left Side Bar]

To obtain information:

By telephone  Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.
BNY Mellon Wealth Advisors Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.
Clients of Investment Advisory Firms, please contact your financial advisor or call
1-888-281-7350.
Individual Account holders, please call Dreyfus at 1-800-645-6561.
Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

By mail  Wealth Management Clients, write to your Account Officer
c/o The Bank of New York Mellon
One Mellon Bank Center
Pittsburgh, PA  15258

BNY Mellon Wealth Advisors Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY  11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to:
BNY Mellon Funds
P.O. Box 55268
Boston, MA  02205-5268

Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet  Certain fund documents can be viewed online or downloaded from:  http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC  20549-0102.

© 2010 MBSC Securities Corporation

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated July 14, 2010

The BNY Mellon Funds
_________________
BNY MELLON LARGE CAP MARKET OPPORTUNITIES FUND
Class/Ticker:  Class M shares MMOMX  Investor shares MMOIX

PROSPECTUS July 30, 2010

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Not FDIC–Insured ● Not Bank Guaranteed ● May Lose Value

BNY MELLON

CONTENTS

FUND SUMMARY

Fund Summary

FUND DETAILS

Goal and Approach

Investment Risks

Management

SHAREHOLDER GUIDE

Account Policies and Services

Distributions and Taxes

Financial Highlights

FOR MORE INFORMATION

See back cover.

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of The Bank of New York Mellon Corporation (BNY Mellon) that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients).  Class M shares also are offered to certain investment advisory firms that make an initial investment in the fund of at least $1 million on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon or its affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client.  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which The Dreyfus Corporation or certain of its affiliates have entered into an agreement.

FUND SUMMARY

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

	Class M shares	Investor shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Investment advisory fees1	0.70%	0.70%
Other expenses2 shareholder services fees	none	0.25%
administration fees	0.11%	0.11%
other expenses of the fund	0.15%	0.15%
Acquired fund fees and expenses3	0.40%	0.40%
Total annual fund operating expenses	1.36%	1.61%
Fee waiver and/or expense reimbursement4	(0.11)%	(0.11)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.25%	1.50%
____________
1
The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds. Based on the fund’s current target allocation to the underlying fund shown below, the investment advisory fee payable by the fund would be 0.59% of the fund’s average daily net assets.

2	Other expenses are based on estimated amounts for the current fiscal year.
3
Estimated fees and expenses to be incurred indirectly by the fund as a result of investing in an underlying fund, based on the fund’s target allocation to the underlying fund shown below. The actual indirect expenses may vary depending on the fund’s asset weighting to such underlying fund and such underlying fund’s expense ratio.

4
The fund’s investment adviser has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.25%.

EXAMPLE

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the fund’s investment adviser.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class M shares	$127	$420
Investor shares	$153	$497

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies.  The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase.  The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies.  The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles.  The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations.  The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.  The investment strategies and the fund’s targets and ranges (expressed as a percentage of the fund’s investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range

Focused Equity Strategy	40%	0% to 50%
U.S. Large Cap Equity Strategy	40%	0% to 50%
U.S. Core Equity 130/30 Strategy	20%	0% to 50%
Dynamic Large Cap Value Strategy	0%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	0%	0% to 50%

The fund’s investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund.  The fund will seek to reduce the impact of federal and state income taxes on the fund’s after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

The portion of the fund’s assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth.  The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors.  Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund’s investment adviser, is the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott’s approach is anchored to stock selection, building a portfolio from the bottom up through extensive fundamental research.

The portion of the fund’s assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund’s investment adviser.  The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock.  When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock.  Normally, up to 130% of the underlying fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund’s assets will be in short positions.

The portion of the fund’s assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies.  The portfolio manager responsible for this portion of the fund’s assets identifies potential investments through extensive quantitative and fundamental research.  The portfolio manager focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:  value, sound business fundamentals, and positive business momentum.

The portion of the fund’s assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies.  The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation.  The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on “growth” stocks.  Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund’s assets.  Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:  expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies.  Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise.  As the portfolio managers responsible for this portion of the fund’s assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  This portion of the fund’s portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

●
Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund’s assets among multiple investment strategies.  There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy will achieve its particular investment objective.  Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another.  As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

●
Conflicts of interest risk.  The fund’s investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund.  The fund’s investment adviser or its affiliates also may serve as investment adviser to the underlying fund.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying fund.  In addition, the investment adviser recommends asset allocations among any underlying funds, which pay advisory fees at different rates to the investment adviser or its affiliates.  These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

●
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Issuer risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

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Large cap stock risk.  By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

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Management risk.  Management risk is the risk that the investment process used by the fund’s portfolio managers could fail to achieve the fund’s investment goal and cause your fund investment to lose value.

●
Value stock risk.  Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected market value was misgauged.  They also may decline in price even though in theory they are already undervalued.

●
Growth stock risk.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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Short sale risk.  Short sales may involve substantial risk and “leverage.”  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.

PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund’s average annual returns compare with those of a broad measure of market performance.  The fund’s past performance (before and after taxes) is no guarantee of future results.

PORTFOLIO MANAGEMENT

The fund’s investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Walter Scott, to serve as the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  Christopher E. Sheldon, CFA, has been the fund’s primary portfolio manager responsible for investment allocation decisions since the fund’s inception; he is Director of Investment Strategy for BNY Mellon Wealth Management and an employee of Dreyfus.  Irene D. O’Neill has been the primary portfolio manager responsible for the Focused Equity Strategy and the Large Cap Growth Strategy since the fund’s inception; she is a Managing Director of The Bank of New York Mellon and an employee of Dreyfus.  Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund’s inception by a team of portfolio managers that comprise Walter Scott’s Investment Management Group (IMG).  The primary members of the IMG are Jane Henderson, the Managing Director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Dr. Kenneth J. Lyall, the Chairman of Walter Scott, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the Deputy Chairman of Walter Scott.  Brian C. Ferguson has been the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy since the fund’s inception; Mr. Ferguson is a Senior Vice President and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, and an employee of Dreyfus.  Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund’s inception by members of the core research team of TBCAM, each of whom also is an employee of Dreyfus.  The team members primarily responsible for managing the portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the core research team at TBCAM, and Barry Mills, an analyst on the core research team at TBCAM.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s shares are offered only to current or former Wealth Management Clients and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management Client, BNY Mellon Wealth Advisors Brokerage Clients and employee benefit plans.  You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements.  You may sell your shares on any business day.

TAX INFORMATION

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FUND DETAILS

GOAL AND APPROACH

The fund seeks long-term capital appreciation.  The fund’s investment objective is non-fundamental and may be changed by the fund’s board upon 60 days’ prior notice to shareholders.  To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large cap companies.  The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase.  The fund normally allocates its assets among multiple investment strategies employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies.  The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles.  The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.  The fund’s equity investments may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants.  The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments.  Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.  The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations.  The investment strategies and the fund’s targets and ranges (expressed as a percentage of the fund’s investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range

Focused Equity Strategy	40%	0% to 50%
U.S. Large Cap Equity Strategy	40%	0% to 50%
U.S. Core Equity 130/30 Strategy	20%	0% to 50%
Dynamic Large Cap Value Strategy	0%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	0%	0% to 50%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice.  The target weightings will deviate over the short term because of market movements and fund cash flows.  The target weightings do not reflect the fund’s working cash balance — a portion of the fund’s portfolio will be held in cash due to purchase and redemption activity and other short term cash needs.  The investment adviser normally considers reallocating the fund’s investments at least quarterly, but may do so more often in response to market conditions.  Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time.  The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.  To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund’s investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund.  The fund will seek to reduce the impact of federal and state income taxes on the fund’s after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.  The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Focused Equity Strategy

The portion of the fund’s assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth.  This portion of the fund’s assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.  Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors.  The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries.  The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends.  The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources.  The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

●	earnings power that is either unrecognized or underestimated by the market;

●	sustainable revenue and cash flow;

●	positive operational or financial catalysts;

●	attractive valuation based on growth prospects; and

●	strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund’s assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund’s assets.  The portfolio manager adjusts exposure limits as necessary.  The portfolio manager typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund’s investment adviser, is the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  This portion of the fund’s assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies.  Walter Scott seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth.  Walter Scott’s approach is anchored to stock selection, building a portfolio from the bottom up through extensive fundamental research.  Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials.  Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis covering the principal investment criteria.  This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company.  The focus is on finding profitable companies with strong balance sheets, low debt, high rates of internal wealth generation and the ability to grow earnings over the long-term.  If a company passes Walter Scott’s more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company’s products, cost and pricing, competition and industry position and outlook.  Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future.  Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book.  The fund’s portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott’s criteria where the expected growth rate is available at reasonable valuations.  A buy proposal must obtain unanimous backing from the entire Walter Scott portfolio management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential.  Accordingly, it is expected that the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase.  A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals.  Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

BNY Mellon U.S. Core Equity 130/30 Fund

The portion of the fund’s assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund’s investment adviser.  The underlying fund seeks capital appreciation.  This objective may be changed without shareholder approval.  To pursue its goal, the underlying fund normally invests at least 80% of its net assets in equity securities.  The underlying fund focuses on growth and value stocks of large cap companies.  The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  The underlying fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs).  REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.  Although the underlying fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter.

In selecting securities, the underlying fund’s portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

●	value, or how a stock is priced relative to its perceived intrinsic worth;

●	growth, in this case the sustainability or growth of earnings; and

●	financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the portfolio managers generally select to buy “long” the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research, and company management.

The portfolio managers generally select to sell “short” those stocks identified by the computer model and fundamental analysis as being likely to underperform.  The underlying fund reinvests the proceeds from its short sales by taking additional long positions in stocks.  This investment technique is known as “leverage,” which increases risk and may magnify the underlying fund’s gains or losses.

When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock.  When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock.  Normally, up to 130% of the underlying fund’s assets will be in long positions in stocks and securities with equity-like characteristics, and approximately 30% of the underlying fund’s assets will be in short positions.

The portfolio managers diversify the underlying fund’s portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.  The underlying fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor’s® 500 Composite Stock Price Index, the underlying fund’s benchmark.

The underlying fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.  The underlying fund also may engage in short sales of ETFs and similarly structured pooled investments.

The underlying fund may, but is not required to, use derivatives, such as futures, options, forward contracts and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short.  The underlying fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives.  The requirement to segregate assets limits the underlying fund’s leveraging of its investments.  The use of leverage, however, may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Dynamic Large Cap Value Strategy

The portion of the fund’s assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies.  At times, this portion of the fund’s assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements.  The portfolio manager responsible for this portion of the fund’s assets identifies potential investments through extensive quantitative and fundamental research.  The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:

●	Value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

●	Sound business fundamentals: a company’s balance sheet and income data are examined to determine the company’s financial history; and

●
Positive business momentum: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.  The portfolio manager also may sell stocks when the portfolio manager’s evaluation of a sector has changed.

Large Cap Growth Strategy

The portion of the fund’s assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies.  The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation.  The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on “growth” stocks.  Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund’s assets.  Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

●	expected earnings growth rate exceeds market and industry trends;

●	potential for positive earnings surprise relative to market expectations;

●	positive operational or financial catalysts;

●	attractive valuation based on growth prospects; and

●	strong financial condition.

U.S. Large Cap Growth Strategy

The portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies.  Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise.  As the portfolio managers responsible for this portion of the fund’s assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine the allocations among market sectors.  This portion of the fund’s portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

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INVESTMENT RISKS

The fund’s principal risks are discussed below.  An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.  To the extent the fund invests in shares of an underlying fund, it is subject to the same principal risks as the underlying fund, which generally are described below.  For more information regarding these risks, see the prospectus for the specific underlying fund.

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Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund’s assets among multiple investment strategies.  There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy will achieve its particular investment objective.  Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another.  As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

●
Conflicts of interest risk.  The fund’s investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund.  The fund’s investment adviser or its affiliates also may serve as investment adviser to the underlying fund.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying fund.  In addition, the investment adviser recommends asset allocations among any underlying funds, which pay advisory fees at different rates to the investment adviser or its affiliates.  These situations are considered by the fund’s board when it reviews the asset allocations for the fund.

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Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

●
Issuer risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

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Large cap stock risk.  By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

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Management risk.  Management risk is the risk that the investment process used by the fund’s portfolio managers could fail to achieve the fund’s investment goal and cause your fund investment to lose value.

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Value stock risk.  Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected market value was misgauged.  They also may decline in price even though in theory they are already undervalued.

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Growth stock risk.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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Short sale risk.  Short sales may involve substantial risk and “leverage.”  To the extent the fund sells a security it does not own in anticipation that the security’s price will decline, the fund will be subject to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The fund may not always be able to borrow a security it seeks to sell short or close out a short position at a particular time or at an acceptable price.  Thus, there is a risk that the fund may be unable to fully implement an investment strategy that involves short-selling due to a lack of available stocks or for some other reason.  It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility.

In addition to the principal risks described above, the fund is subject to the following additional risks.

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Market sector risk.  The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

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Foreign investment risk.  To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

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Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

●
Small and midsize company risk.  To the extent the fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the fund’s share price may fall dramatically.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

●
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund’s performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.  Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

●
Leveraging risk.  The use of leverage, such as entering into futures contracts and forward currency contracts, engaging in forward commitment transactions, lending portfolio securities, and engaging in reverse repurchase agreements, may magnify the fund’s gains or losses.  Short sales involve borrowing securities and then selling them; thus, short sales positions effectively leverage the fund’s assets.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

●
ETF risk.  ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF.  ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The fund will incur brokerage costs when purchasing and selling shares of ETFs.

●
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.

●
Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

Portfolio managers responsible for the investment strategies used by the fund also manage other mutual funds or accounts and may submit purchase and sale orders for portfolio securities concurrently for the fund and such other funds or accounts.  Orders on behalf of the fund are submitted to the investment adviser’s trading desk; whereas, orders for the other funds or accounts may be submitted to the trading desk of an affiliate of the investment adviser or the trading desk of Walter Scott.  Because the investment adviser seeks to promote tax efficiency and avoid wash sale transactions for the fund, certain orders submitted on behalf of the fund may be delayed and not aggregated (or “bunched”) with those of the other funds or accounts managed by the fund’s portfolio managers.  In some cases, the delay may adversely affect the price paid or received by the fund for such portfolio securities or the amount of the commission paid to the broker or dealer.
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MANAGEMENT

The investment adviser for the fund is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $273 billion in 193 mutual fund portfolios.  The fund has agreed to pay the investment adviser an investment advisory fee at the annual rate of 0.70% applied to that portion of the fund’s average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of the fund’s average daily net assets allocated to any underlying funds.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

The investment adviser has engaged its affiliate, Walter Scott, located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the fund’s sub-investment adviser responsible for the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.  Walter Scott is a wholly-owned subsidiary of BNY Mellon.  As of March 31, 2010, Walter Scott had approximately $33.9 billion in assets under management.  Walter Scott, subject to the investment adviser’s supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund’s assets allocated to the U.S. Large Cap Equity Strategy.

Christopher E. Sheldon, CFA, has been the fund’s primary portfolio manager responsible for investment allocation decisions since the fund’s inception.  Mr. Sheldon is Director of Investment Strategy for BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon (and its predecessor), an affiliate of Dreyfus, since 1995.  Irene D. O’Neill has been the primary portfolio manager responsible for the Focused Equity Strategy and the Large Cap Growth Strategy since the fund’s inception.  Ms. O’Neill has been a Managing Director of The Bank of New York Mellon since 2006, and prior thereto had been a Vice President and portfolio manager at The Bank of New York Mellon (and its predecessor) since 2002.  She has been employed by Dreyfus since March 2008.  Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund’s inception by a team of portfolio managers that comprise Walter Scott’s Investment Management Group (IMG).  The IMG governs investment policy at Walter Scott and is comprised of all of the firm’s investment directors, senior investment managers, heads of investment operations, and compliance.  The IMG directs the firm’s investment activities and its teams of investment managers.  Investment decisions for the U.S. Large Cap Equity Strategy are made collectively by the IMG.  Jane Henderson, Roy Leckie, Dr. Kenneth J. Lyall, Charlie Macquaker and Rodger Nisbet are the primary members of IMG.  Ms. Henderson is the Managing Director of Walter Scott, which she joined in 1995.  Mr. Leckie is a director of Walter Scott, which he joined in 1995, and co-leads the IMG.  Dr. Lyall is the Chairman of Walter Scott, which he joined in 1983.  Mr. Macquaker is a director of Walter Scott, which he joined in 1991, and co-leads the IMG.  Mr. Nisbet is the Deputy Chairman of Walter Scott, which he joined in 1993.  Brian C. Ferguson has been the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy since the fund’s inception.  Mr. Ferguson is a Senior Vice President and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, where he has been employed since 1997.  In April 2001, Mr. Ferguson became a dual employee of TBCAM and Dreyfus.  Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund’s inception by members of the core research team of TBCAM, each of whom also is an employee of Dreyfus.  The team members primarily responsible for managing the portion of the fund’s assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, David Sealy and Barry Mills.  Ms. Slover is a managing director and the director of core research at TBCAM, where she has been employed since June 2005.  She also has been employed by Dreyfus since November 2001.  Mr. Sealy is an analyst on the core research team at TBCAM, where he has been employed since June 2005.  He also has been employed by Dreyfus since 1997.  Mr. Mills is an analyst on the core research team at TBCAM, where he has been employed since June 2005.  He also has been employed by Dreyfus since 1999.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed, and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund.  Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance.  The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services.  Such payments are separate from any shareholder services fees or other expenses paid by the fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from the investment adviser’s or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing.”  From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, the fund’s investment adviser, Walter Scott and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.  The primary purpose of the respective code is to ensure that personal trading by employees does not disadvantage any fund managed by the investment adviser or its affiliates.

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SHAREHOLDER GUIDE

ACCOUNT POLICIES AND SERVICES

Buying Shares

The fund is offering its Class M shares and Investor shares in this prospectus.

Class M shares are generally offered only to Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients).  Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as “Qualified Accounts.”  Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the fund’s transfer agent (BNY Mellon Fund Accounts).  Class M shares also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms).  Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million.  Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms.  Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients).  Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts).  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation (BNY Mellon Wealth Advisors Brokerage Clients).  Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Advisors Brokerage Accounts).  In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in the fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which Dreyfus or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans).  Fund shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts.  Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Advisors Brokerage Account.  Before any such transfer, the Wealth Management Client’s Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Advisors Brokerage Client will receive Investor shares.  Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares.  The conversion of such shareholder’s Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion.  Individual Clients and BNY Mellon Wealth Advisors Brokerage Clients in the Investor class of the fund who make subsequent investments in the fund will receive Investor shares of the fund.  Holders of Investor shares of the fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund.  The conversion of such shareholder’s Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of conversion.  Converting Investor Shareholders in Class M shares of the fund who make subsequent investments in the fund will receive Class M shares of the fund.  See the SAI for more information.

You pay no sales charges to invest in either share class of the fund.  Your price for fund shares is the fund’s net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time), on days the NYSE is open for regular business.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.  When calculating the NAV of the fund, the fund’s equity investments are valued on the basis of market quotations or official closing prices.  If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board.  Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued at the current cost of offsetting the contract.  ETFs will be valued at their market price.  Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see “Shareholder Guide—Account Policies and Services—General Policies” for further information about the fund’s frequent trading policy.

Selling shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.  Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

●	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

●	the fund will not process wire, telephone, or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through BNY Mellon Fund Accounts and BNY Mellon Wealth Advisors Brokerage Accounts

Persons who hold fund shares through BNY Mellon Fund Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares.  The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, redemptions and exchanges through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares.  The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, redemptions and exchanges through Investment Advisory Firms

Clients of Investment Advisory Firms that purchase fund shares on behalf of their high-net-worth and related clients may not maintain accounts directly with the fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares.  Investment Advisory Firms may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases and redemptions through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other BNY Mellon funds as described below under “Individual Account services and policies – Exchange privilege.”  The minimum initial investment in the fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100.  You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail.  To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund
BNY Mellon Funds
P.O. Box 55268
Boston, MA 02205-5268

Make checks payable to:  BNY Mellon Funds.

Wire.  To purchase additional shares by wire, have your bank send your investment to The Bank of New York Mellon, with these instructions:

●	ABA #011001234
●	DDA #00-0388
●	the fund name
●	the share class
●	your account number
●	name(s) of investor(s)

Electronic check.  To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but insert “569” before your 14-digit account number.  Your transaction is entered automatically, but may take up to eight business days to clear.  Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TeleTransfer.  To purchase additional shares through TeleTransfer call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.

Automatically.  Call us at 1-800-645-6561 to request a form to add any automatic investing service.  Complete and return the forms along with any other required materials.  These services are available only for holders of Individual Accounts.  See “Individual Account services and policies” below.

IRAs.  For information on how to purchase additional shares for IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders.  Some circumstances require written sell orders along with signature guarantees.  These include:

●	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

●	requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call us to ensure that your signature guarantee will be processed correctly.

In writing.  You may sell (redeem) shares by writing a letter of instruction.  The letter of instruction should include the following information:

●	your name(s) and signature(s)
●	your account number
●	the fund name
●	the share class
●	the dollar amount you want to sell
●	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required.  Mail your request to:

BNY Mellon Funds
P.O. Box 55268
Boston, MA  02205-5268

Telephone.  Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-645-6561 (outside the U.S. 516-794-5452).  A check will be mailed to your address of record.

Wire or TeleTransfer.  To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-645-6561 (outside the U.S. 516-794-5452) to request your transaction.  Be sure the fund has your bank account information on file.  Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs.  For information on how to sell (redeem) shares held in IRA accounts, call 1-800-645-6561, consult your financial representative, or refer to the SAI.

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  You can set up most of these services with your application, or by calling your financial representative or 1-800-645-6561.

Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another BNY Mellon fund (not available for IRAs).

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of another BNY Mellon fund.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange privilege.  You generally can exchange shares of a class of the fund worth $500 or more into shares of the same class of any other BNY Mellon fund.  However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000.  You can request your exchange in writing or by phone.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, the investment adviser and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  The investment adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

●	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions
●	change its minimum or maximum investment amounts
●	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
●	“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
●	refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser’s view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For Qualified Employee Benefit Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading.  The investment adviser considers the investor’s trading history in other accounts under common ownership or control, in other BNY Mellon funds and other funds managed by the investment adviser or its affiliates, and if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day.  The investment adviser may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Qualified Employee Benefit Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  The investment adviser’s ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Qualified Employee Benefit Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a Qualified Employee Benefit Plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

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DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.

Each share class will generate a different dividend because each has different expenses.  For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise.  For information on reinvestment of dividends and other distributions on BNY Mellon Fund Accounts, contact your account officer, and for such information on BNY Mellon Wealth Advisors Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor.  There are no fees on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income.  Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone’s tax situation is unique, please consult your tax advisor before investing.

__________________________________

FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.
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FOR MORE INFORMATION

BNY Mellon Large Cap Market Opportunities Fund
A series of BNY Mellon Funds Trust
SEC file number:  811-09903

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will generally disclose its complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  The schedule of holdings for the fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

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To obtain information:

By telephone  Wealth Management Clients,
please contact your Account Officer or call 1-888-281-7350.
BNY Mellon Wealth Advisors Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2.
Clients of Investment Advisory Firms, please contact your financial advisor or call
1-888-281-7350.
Individual Account holders, please call Dreyfus at 1-800-645-6561.
Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

By mail  Wealth Management Clients, write to your Account Officer
c/o The Bank of New York Mellon
One Mellon Bank Center
Pittsburgh, PA  15258

BNY Mellon Wealth Advisors Brokerage Clients, write to your financial advisor
P.O. Box 9012
Hicksville, NY  11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to:
BNY Mellon Funds
P.O. Box 55268
Boston, MA  02205-5268

Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet  Certain fund documents can be viewed online or downloaded from:  http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC  20549-0102.

© 2010 MBSC Securities Corporation

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, July 14, 2010

BNY MELLON FUNDS TRUST

BNY MELLON TAX-SENSITIVE LARGE CAP MULTI-STRATEGY FUND
(Class/Ticker: Class M Shares/MTSMX and Investor Shares/MTSIX)
BNY MELLON LARGE CAP MARKET OPPORTUNITIES FUND
(Class/Ticker: Class M Shares/MMOMX and Investor Shares/MMOIX)

STATEMENT OF ADDITIONAL INFORMATION
JULY 30, 2010

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus of the funds named above (each, a “Fund” and collectively, the “Funds”), dated July 30, 2010, as each Prospectus may be revised from time to time.

The Funds are separate portfolios of BNY Mellon Funds Trust (the “Trust”), an open-end management investment company that is registered with the Securities and Exchange Commission (the “SEC”).  To obtain a copy of the relevant Prospectus, please write to the Trust at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers: Wealth Management Clients – call toll free 1-888-281-7350 and outside the U.S. call collect 617-248-3014; Individual Account Holders of Class M shares and Investor shares (other than brokerage clients of BNY Mellon Wealth Advisors) – call toll free 1-800-645-6561 and outside the U.S. call collect 516-794-5452; brokerage clients of BNY Mellon Wealth Advisors – call toll free 1-800-803-0549 – Option 2; and participants in Qualified Employee Benefit Plans (as defined under “How to Buy Shares” below) – call toll free 1-877-774-0327.

DESCRIPTION OF THE TRUST AND FUNDS

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000.  The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.  Effective March 20, 2008, the Trust changed its name from “Mellon Funds Trust” to its current name.  Prior to December 16, 2002, the Trust’s name was “MPAM Funds Trust”.

The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval.  As with other mutual funds, there is no assurance that a Fund will achieve its investment objective.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), serves as each Fund’s investment manager (the “Investment Adviser”).

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each Fund’s shares.

THE FUNDS AND THEIR INVESTMENTS

The following information supplements and should be read in conjunction with the relevant Prospectus.  The following summaries briefly describe the portfolio securities in which the Funds can invest and the investment techniques they can employ.  Additional information about these portfolio securities and investment techniques is provided under “The Funds’ Investments, Related Risks and Limitations.”

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund seeks long-term capital appreciation.

To pursue its goal, the Fund normally invests at least 80% of its assets in equity securities of large cap companies.  The Fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase.  The Fund normally allocates its assets among multiple investment strategies employed by the Investment Adviser or its affiliates that invest primarily in equity securities issued by large cap companies.  The Fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the Fund’s after tax returns.  The Investment Adviser determines the investment strategies, which, as of the date of this SAI, were Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, and U.S. Large Cap Growth Strategy.  The Fund invests directly in securities or in other mutual funds advised by the Investment Adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities.  The Investment Adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the Fund.  The Investment Adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund.  The description of the investment policies, techniques, specific investments and related risks for the Fund that follows also may apply to an underlying fund.  The Investment Adviser has engaged its affiliate, Walter Scott & Partners Limited (“Walter Scott” or the “Sub-Adviser”), to serve as the Fund’s sub-investment adviser to provide day-to-day management of the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy, subject to the supervision of the Investment Adviser.

The Fund may invest in the following portfolio securities:  common stock, preferred stock, convertible securities, foreign securities including American Depositary Receipts (“ADRs”), New York Shares and Global Depositary Receipts (“GDRs”), corporate obligations, floating rate and variable rate obligations, zero coupon, pay-in-kind and step-up securities, U.S. government obligations, U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt securities, including Brady bonds and sovereign debt obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), real estate investment trusts (“REITs”), asset-backed securities, illiquid securities, securities issued in initial public offerings (“IPOs”), other investment companies, exchange-traded funds (“ETFs”), warrants, and money market instruments.

The Fund may utilize the following investment techniques:  borrowing, securities lending, when-issued securities and delayed delivery transactions, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, and swaps), participation notes, short-selling, foreign currency transactions and forward contracts.

BNY Mellon Large Cap Market Opportunities Fund seeks long-term capital appreciation.

To pursue its goal, the Fund normally invests at least 80% of its assets in equity securities of large cap companies.  The Fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase.  The Fund normally allocates its assets among multiple investment strategies employed by the Investment Adviser or its affiliates that invest primarily in equity securities issued by large cap companies.  The Fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles.  The Investment Adviser determines the investment strategies, which, as of the date of this SAI, were Focused Equity Strategy, U.S. Large Cap Equity Strategy, U.S. Core Equity 130/30 Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, and U.S. Large Cap Growth Strategy.  The Fund invests directly in securities or in other mutual funds advised by the Investment Adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities.  The Investment Adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the Fund.  The Investment Adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund.  The description of the investment policies, techniques, specific investments and related risks for the Fund that follows also may apply to an underlying fund.  The Investment Adviser has engaged its affiliate, Walter Scott, to serve as the Fund’s sub-investment adviser to provide day-to-day management of the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy, subject to the supervision of the Investment Adviser.

The Fund may invest in the following portfolio securities:  common stock, preferred stock, convertible securities, foreign securities including ADRs, New York Shares and GDRs, corporate obligations, floating rate and variable rate obligations, zero coupon, pay-in-kind and step-up securities, U.S. government obligations, U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt securities, including Brady bonds and sovereign debt obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), REITs, asset-backed securities, illiquid securities, securities issued in IPOs, other investment companies, ETFs, warrants, and money market instruments.

The Fund may utilize the following investment techniques:  borrowing, securities lending, when-issued securities and delayed delivery transactions, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts, and swaps), participation notes, short-selling, foreign currency transactions and forward contracts.

CLASSIFICATION OF THE FUNDS

Each Fund is “diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

THE FUNDS’ INVESTMENTS, RELATED RISKS AND LIMITATIONS

The following information supplements and should be read in conjunction with the relevant Prospectus and the section entitled “The Funds and Their Investments” above, concerning the Funds’ investments, related risks and limitations.  Except as otherwise indicated in the relevant Prospectus or this SAI, the Funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

Certain Portfolio Securities

Common and Preferred Stocks.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.  While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.  Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company.  Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

The Funds may invest in so-called “synthetic convertible securities,” which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option.  The “market value” of a synthetic convertible is the sum of the values of its fixed income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Foreign Securities.  Each Fund may invest in “foreign securities.”  These securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities or supranational entities that the Investment Adviser determines to be of comparable quality to the other obligations in which a Fund may invest.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Each Fund may invest up to 25% of its assets in equity securities of foreign companies, including those located in emerging market countries.  In addition, the Funds may purchase securities issued or guaranteed by foreign governments, including participation interests in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments.  These include sovereign debt obligations, Brady Bonds and participation interests described below.  The Funds also may invest in the currencies of such countries and may engage in strategic transactions in the markets of such countries.  See “Investment Techniques.”

ADRs, GDRs and New York Shares.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities and may not necessarily be denominated in the same currency as their underlying securities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ADRs, GDRs and New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Investment Adviser, by brokers executing the purchases or sales.  Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions.  See “Foreign Securities.”

Warrants.  A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time.

IPOs.  An IPO is a corporation’s first offering of stock to the public.  The prices of securities issued in IPOs can be very volatile.  Shares are given a market value reflecting expectations for the corporation’s future growth.  Special rules of the Financial Industry Regulatory Authority, Inc. apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.

Investment Companies.  Each Fund may invest in securities issued by registered and unregistered investment companies, to the extent such investments are consistent with the Fund’s investment objective and policies.  Under the 1940 Act, each Fund’s investment in securities of other investment companies, subject to certain exceptions (including an exception that applies to a Fund’s investment in an underlying fund), currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by Dreyfus.  Such investments will not be subject to the limitations described above.  See “Securities Lending.”

ETFs.  Each Fund may invest in shares of ETFs, which typically are designed to provide investment results corresponding to a securities index.  These may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index.  ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund.  Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Corporate Obligations.  Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities.  Debt securities may be acquired with warrants attached.  Corporate income-producing securities also may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Government Obligations.  U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality.  No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  Neither the market value of such securities nor the Fund’s share price is guaranteed.

Variable and Floating Rate Securities.  The Funds may purchase floating rate and variable rate obligations, including participation interests therein.  Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest.  Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate, which changes whenever there is a change in the external interest rate.  Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy), must be equivalent to the quality standard prescribed for a Fund.  In addition, the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Zero Coupon, Pay-In-Kind and Step-Up Securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  Pay-in-kind securities are bonds that generally pay interest through the issuance of additional bonds.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds which pay cash interest throughout the period to maturity, a Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  The Internal Revenue Code of 1986, as amended (the “Code”), requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.  See “Dividends, Distributions and Taxes.”

Brady Bonds.  The Funds may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.  In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative.  Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets.  Incomplete collateralization of interest or principal payment obligations results in increased credit risk.  U.S. dollar-denominated collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, generally are collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.  The Funds also may invest in one or more classes of securities (“Structured Securities”) backed by, or representing interests in, Brady Bonds.  The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.

Sovereign Debt Obligations.  Each Fund may invest in sovereign debt obligations.  Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations.  The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of a Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers.  In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Participation Interests and Assignments.  Each Fund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”).  Co-Lenders may sell such securities to third parties called “Participants.”  A Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”).  Co-Lenders and Participants interposed between the Fund and the corporate borrower (the “Borrower”), together with Agent Banks, are referred herein as “Intermediate Participants.”

Each Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower.  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.  The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors.  In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Each Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan (“Assignments”) from a third party.  When a Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.  The Fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party.  Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Money Market Instruments.  Each Fund may purchase money market instruments, including when the Fund has cash reserves or in anticipation of taking a market position.  Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper.  When the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest some or all of its assets in money market instruments.

Bank Obligations.  Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.  Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations.  Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium.  In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.

Commercial Paper.  Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days.  Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.  The commercial paper purchased by the Funds will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), A-1 by Standard & Poor’s Ratings Services (“S&P”), or F1 by Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody’s, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) to be of comparable quality to those rated obligations which may be purchased by the Funds.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers.  Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price.  A custodian employed in connection with a tri-party repurchase transaction will have custody of, and will segregate securities acquired by a Fund under a repurchase agreement.  If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument.  In addition, should the defaulting bank or non-bank dealer file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

Mortgage-Related Securities.

Adjustable-Rate Mortgage Loans (“ARMs”).  ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustments based on changes in an index.  ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans.  Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Collateralized Mortgage Pools.  Collateralized mortgage pool securities are a form of derivative composed of interests in pools of commercial or residential mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interest in real estate mortgage investment conduits (“REMICs”), and ARMs.

Residential Mortgage-Related Securities.  Residential mortgage-related securities represent participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities.  Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.  In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations.  The future status and role of FNMA and FHLMC could be impacted by (among other things) the actions taken and restrictions placed on FNMA and FHLMC by the FHFA in its role as conservator, the restrictions placed on the operations and activities of FNMA and FHLMC as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FNMA and FHLMC, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a Fund.

Mortgage Pass-Through Certificates.  Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate).  The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders.  The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which, in effect, are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates.  The principal issuers of such securities are GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development, FHLMC and FNMA.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential and commercial mortgage loans.  Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

(1)    GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”).  Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.  Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment.  Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type.  The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages.  The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee.  This is not a guarantee against market decline of the value of these securities or the shares of a Fund.  It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit.  The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

(2)    FHLMC Mortgage Participation Certificates (“Freddie Macs”).  Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC.  Freddie Macs entitle the holder to timely payments of interest.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, securities dealers and a variety of investors.

(3)    FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”).  Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties.  FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages.

(4)    Private issue mortgage certificates are pass-through securities structured in a similar fashion to Ginnie Maes, Fannie Maes, and Freddie Macs.  Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages.  Private issuer mortgage certificates typically are not guaranteed by the U.S. government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates’ coupon rates and the payment history of the mortgagors of the underlying mortgages.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities.  Collateralized mortgage obligations or “CMOs” are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans.  CMOs in which the Funds may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs or (c) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates, which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  The Funds also may invest in inverse floating rate CMOs.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction of an applicable index such as the LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.  Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin.  A Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.  It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent.  The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure.  PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios.  Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO.  Strips can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including but not limited to retail, office or industrial properties, hotels, health-care facilities and multi-family residential properties.  Such assets are securitized through the use of trusts and special purpose corporations.  The value of such securities partly depends on loan repayments by individual commercial borrowers, which can depend in turn on rent payments from tenants in secured properties, either of which may be adversely affected during general downturns in the economy.  Payments or distributions of principal and interest on commercial mortgage-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit.  Like mortgage-backed securities, commercial mortgage-backed securities are subject to the risks of prepayment.  The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities, however, is greater than is the case for non-multifamily residential mortgage-backed securities.

Types of Credit Enhancement.  To lessen the effect of failures by obligors on mortgage-related securities to make payments, such securities may contain elements of credit enhancement.  Such credit enhancement falls into two categories:  (1) loss protection and (2) liquidity protection.  Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches.  The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.  Credit enhancements do not provide protection against changes in the market value of the security.  Examples of credit enhancement arising out of the structure of the transaction include “senior subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees).  The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated could adversely affect the return on investment in such a security.

REITs.  The Funds may invest in REITs.  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Asset-Backed Securities.  Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy.  Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit.  As discussed at greater length above under “Mortgage-Related Securities,” asset-backed securities are subject to the risk of prepayment.  The risk that recovery or repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

Illiquid Securities.  Neither Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days.  Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale).  Each Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”).  Each Fund also may purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”).  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) pursuant to guidelines established by the Board.  The Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) will consider availability of reliable price information and other relevant information in making such determinations.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holder.

Investment Techniques

In addition to the principal investment strategies discussed in each Fund’s Prospectus, to the extent indicated above under “The Funds and Their Investments,” a Fund may utilize the investment techniques described below.  A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed.

Borrowing Money.  Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  Each Fund currently intends to borrow only for temporary or emergency (not leveraging) purposes.  While such borrowings exceed 5% of a Fund’s total assets, the Fund will not make any additional investments.  Each Fund also may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by a Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  A Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.  The SEC views reverse repurchase transactions as collateralized borrowings by a Fund.

Foreign Currency Transactions.  The Funds may engage in currency exchange transactions on a spot or forward basis.  The Funds may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

The Funds may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.  For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made.  Each Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund’s securities positions denominated in that currency.

Forward currency contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) anticipates.  There is no assurance that a Fund’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

Foreign Currency Strategies – Special Considerations.  Each Fund may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated.  Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

Each Fund may seek to hedge against changes in the value of particular currency by using various techniques.  In some such cases, a Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors.  Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  A Fund’s success in these transactions may depend on the ability of the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Contracts.  A forward foreign currency exchange contract (“forward contract”) is a contract to purchase or sell a currency at a future date.  The two parties to the contract set the number of days and the price.  Forward contracts are used as a hedge against future movements in foreign exchange rates.  Each Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

Forward contracts may serve as long hedges – for example, a Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire.  Forward contracts may also serve as short hedges – for example, a Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency.  The Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) believes will bear a positive correlation to the value of the currency being hedged.

The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  When a Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty.  Thus, there can be no assurance that a Fund will in fact be able to close out a forward contract at a favorable price prior to maturity.  In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward contract at any time prior to maturity.  In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Futures, Options and Other Derivative Instruments.

General.  The Funds may invest in, or enter into, derivatives (“Derivative Instruments”) for a variety of reasons, including as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Derivative Instruments may provide a cheaper, quicker or more specifically focused way for the Funds to invest than “traditional” securities would.  Each Fund may invest in options contracts, futures contracts, options on futures contracts and swap transactions.  A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio.  Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire.  Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.  A long hedge is sometimes referred to as an anticipatory hedge.  In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns.  Rather, it relates to a security that the Fund intends to acquire.  If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire.  Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest.  Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.  In addition, each Fund’s ability to use Derivative Instruments may be limited by tax considerations.  See “Dividends, Distributions and Taxes.”

Neither the Trust nor a Fund will be a commodity pool.  The Trust has filed notice with the CFTC and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Trust nor a Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)    Successful use of most Derivative Instruments may depend on the ability of the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy will succeed.

(2)    There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged.  For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded.  The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly.  A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)    If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements.  However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements.  For example, if a Fund entered into a short hedge because the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument.  Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.  In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)    As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options).  If the Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5)    The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

Cover for Derivative Instruments.  Some Derivative Instruments the Funds may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the SEC, each Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in Derivative Instruments.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to segregated accounts or as cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Futures Contracts and Options on Futures Contracts.  When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price.  When a Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price.  With respect to index futures, no physical transfer of the securities underlying the index is made.  Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If a Fund writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures strategies also can be used to manage the average duration of a Fund’s fixed income portfolio.  If the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) wishes to shorten the average duration of a Fund’s fixed income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract.  If the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) wishes to lengthen the average duration of a Fund’s fixed income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker.  When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.  Although a Fund intends to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period.  A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the investment at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.  Options that expire unexercised have no value and a Fund would experience losses to the extent of premiums paid for them.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Funds may purchase and sell both exchange-traded and over-the-counter (“OTC”) options.  Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.  The Funds will enter into only those option contracts that are listed on a national securities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

A Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund’s net assets, taken at market value.  However, if an OTC option is sold by a Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (the difference between the current market value of the underlying securities and the price at which the option can be exercised).  The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Generally, the OTC debt and foreign currency options used by the Funds are European style options.  This means that the option is only exercisable immediately prior to its expiration.  This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.  A Fund may write only covered call options on securities.  A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price, or otherwise covers the transaction by segregating permissible liquid assets.

The Funds may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market.  An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

Swaps, Interest Rate Locks, Caps, Collars and Floors.  Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Swaps involve two parties exchanging a series of cash flows at specified intervals.  In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the “notional principal amount”).  Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A.  Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors.  Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond.  At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index.  A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

A Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions.  If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Each Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) to present minimal credit risks.  If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  If the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used.  Moreover, even if the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy) is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the position being hedged.

Each Fund will enter into swap transactions only when the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) believes it would be in the best interests of the Fund’s shareholders to do so.  Depending on the circumstances, gains from a swap transaction can be treated either as taxable ordinary income or as short- or long-term capital gains.

Each Fund understands that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

Participatory Notes.  Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain issuers and markets.  Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.  The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.  In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund.  Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes.  Participatory notes involve transaction costs.  Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Fund’s percentage limitation for investments in illiquid securities.

Future Developments.  A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts, swaps and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Securities Lending.  Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations needing to borrow securities to complete certain transactions.  In connection with such loans, a Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  Each Fund also has the right to terminate a loan at any time.  A Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of a Fund’s total assets (including the value of all assets received as collateral for the loan).  Each Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay a Fund a loan premium fee.  If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  Each Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the “Lending Agent”).  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing.  In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  Each Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

Short-Selling.  In these transactions, a Fund sells securities it does not own in anticipation of a decline in the market value of the security.  Each Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund, which would result in a loss or gain, respectively.  In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss, especially in an environment where others are taking the same actions.

The portion of a Fund’s assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the Investment Adviser.  Normally, BNY Mellon U.S. Core Equity 130/30 Fund will hold short positions equal in value to approximately 30% of its assets; however, BNY Mellon U.S. Core Equity 130/30 Fund’s short positions may range in value from approximately 25% to 35% of such underlying fund’s assets.  Except through its investment in BNY Mellon U.S. Core Equity 130/30 Fund, a Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.  A Fund also may make short sales “against the box,” in which a Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Forward Commitment and When-Issued Securities and Delayed Delivery Transactions.  New issues of U.S. Treasury and other government securities are often offered on a forward commitment or when-issued basis.  This means that delivery and payment for the securities normally will take place in the future after the date the buyer commits to purchase them.  The payment obligation and the interest rate that will be received on securities purchased on a forward commitment or when-issued basis are each fixed at the time the buyer enters into the commitment.  Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on a Fund’s records.  For the purpose of determining the adequacy of these securities the segregated securities will be valued at market.  If the market value of such securities declines, additional cash or securities will be segregated on a Fund’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

When payment for forward commitment or when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of such forward commitment or when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

To secure advantageous prices or yields, each Fund may purchase or sell securities for delayed delivery.  In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction.  The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date.  The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.  Each Fund will segregate permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis and the securities held by a Fund are subject to changes in market value based upon the public’s perception of changes in the creditworthiness of the issuer and the level of interest rates.  Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise.  Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment, when-issued or delayed-delivery basis, there will be a greater possibility of fluctuation in the Fund’s net asset value.

Special Factors Affecting the Funds

Certain Investments.  From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which an affiliate of The Bank of New York Mellon Corporation (“BNY Mellon”), Dreyfus’ parent company, has a lending relationship.

Equity Securities.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of a Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

Fixed-Income Securities.  Each Fund may invest, to a limited extent, in fixed-income securities, including those rated at the time of purchase below investment grade by Moody’s, S&P or Fitch or, if unrated, deemed to be of comparable quality by the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy).  Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer.  Fixed-income securities rated below investment grade by the Rating Agencies may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities.  Once the rating of a portfolio security has been changed, a Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.  See “Appendix A” for a summary of the Rating Agencies’ ratings.

Foreign Securities.  Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income a Fund has available for distribution.  Because a portion of a Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After a Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic markets and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, by investing in foreign securities a Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.  Foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund’s net asset value on days when investors have no access to the Fund.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries.  These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.  Each Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Fund, the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) and its affiliates and clients and other service providers.  A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.  These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries.  In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries’ currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

Foreign Government Obligations and Securities of Supranational Entities.  Investing in foreign sovereign debt securities creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Certain emerging market countries in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries also are characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.  The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A governmental obligor may default on its obligations.  If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.  In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.  Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payment in accordance with the terms of such Brady Bonds.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Ratings as Investment Criteria.  The ratings of the Rating Agencies and other nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of obligations that they rate.  It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality.  These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but a Fund will also rely upon the independent advice of the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) to evaluate potential investments.  Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.  Further information concerning the ratings of the Rating Agencies and their significance is contained in “Appendix A” to this SAI.

After being purchased by a Fund, the issuer of the obligation may default on its obligations.  Although such event will not require the sale of such obligation by a Fund, the Investment Adviser (or the Sub-Adviser with respect to the portion of the Fund’s assets allocated to the U.S. Large Cap Equity Strategy) will consider such event in determining whether the Fund should continue to hold the obligation.  In addition, if a Rating Agency changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Mortgage-Related Securities.  Mortgage-related securities can be complex Derivative Instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities.  Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties.  Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties.  In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features.  Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support.  Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security.  Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced.  If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.  Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage.  As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates.  However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.  For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Fund.  Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization.  During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates.  Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates.  Were the prepayments of a Fund’s mortgage-related securities to decrease broadly, the Fund’s effective duration, and thus sensitivity to interest rate fluctuations, would increase.

Master/Feeder Option

The Trust may in the future seek to achieve a Fund’s investment objective by investing all of the Fund’s net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days’ prior notice of any such investment.  Such investment would be made only if the Trust’s Board determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Trust’s Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency.  Although the Funds believe that the Trust’s Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

Investment Restrictions

Fundamental.  The following limitations have been adopted by each Fund.  Each Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, neither Fund may:

1.    Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry.  (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

2.    Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares.  The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

3.    Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans.  For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

4.    Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

5.    Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

6.    Purchase or sell commodities, except that the Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

7.    Purchase with respect to 75% of the Fund’s total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.

Non-fundamental.  Each Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or in other investments with similar economic characteristics) of large cap companies is a non-fundamental policy of each Fund, which may be changed without shareholder approval.  However, a Fund will provide its shareholders with at least 60 days’ notice of any change in its policy to so invest 80% of its net assets.  Each Fund’s investment objective also is a non-fundamental policy, which may be changed without shareholder approval.  Each Fund has adopted the following additional non-fundamental investment restrictions.  These non-fundamental restrictions also may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

1.    The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable.  For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, securities which may be resold under Rule 144A under the Act and municipal lease obligations and participations therein, provided that the Board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

2.    The Fund will not invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

3.    The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

4.    The Fund will not purchase any security while borrowings representing more than 5% of such Fund’s total assets are outstanding.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.  With respect to fundamental Investment Restriction No. 2 for each Fund, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

MANAGEMENT OF THE TRUST AND FUNDS

Board of the Trust

Board’s Oversight Role in Management.  The Board’s role in management of the Trust is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Investment Adviser and BNY Mellon Wealth Management and other service providers, the Trust’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel.  The Board’s audit committee (which consists of all Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, and as such are not affiliated with the Investment Adviser (“Independent Board members”)) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, the Investment Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds.  The Board also receives reports from counsel to the Trust or counsel to the Investment Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters.  The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Trust’s Board members be Independent Board members.  To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, eight of the Trust’s nine Board members are Independent Board members.  The Chairman of the Board, Patrick J. O’Connor, is an interested person of the Trust solely as a consequence of his affiliation with Cozen O’Connor, P.C., which has represented BNY Mellon and its affiliates in certain matters.  Mr. O’Connor is not affiliated with BNY Mellon, Dreyfus or their affiliates.  The Trust’s eight Independent Board members interact directly with the Chairman and other senior management of the Investment Adviser and BNY Mellon Wealth Management at scheduled meetings and between meetings as appropriate.  Independent Board members have been designated to chair the audit, nominating and compensation committees, and from time to time one or more Independent Board members may be designated, formally or informally, to take the lead in addressing with management or its independent legal counsel matters or issues of concern to the Board.  As a result, the Board has determined that its leadership structure, in which no individual Independent Board member has been designated to lead all the Independent Board members, is appropriate in light of the Board’s size and the cooperative working relationship among the Independent Board members.  The Board has determined that its leadership structure is appropriate in light of the services that the Investment Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills.  Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Patrick J. O’Connor1 (67) Chairman of the Board (2000)	Attorney, Cozen O’Connor, P.C. since 1973, including Vice Chairman since 1980 and Chief Executive Officer and President from 2002 to 2007	N/A

John R. Alchin (62) Trustee (2008)	Retired since 2007 Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-Chief Financial Officer and Treasurer, from 2002 to 2007	Polo Ralph Lauren Corporation, a retail clothing and home furnishings company, Director (2007 - present)

Ronald R. Davenport (74) Trustee (2000)	Chairman of Sheridan Broadcasting Corporation since July 1972	N/A

Jack Diederich (73) Trustee (2000)	Chairman of Digital Site Systems, Inc., a privately held software company providing internet service to the construction materials industry, since July 1998	N/A

Kim D. Kelly (53) Trustee (2008)
Consultant since 2005

President, Chief Executive Officer and a Director of Arroyo Video Solutions, Inc., a video-on-demand technology company, from 2004 to 2005

Executive of Insight Communications Company, Inc., a cable services provider, from 1990 to 2003, including President from 2002 to 2003, Chief Operating Officer from 1998 to 2002 and Chief Financial Officer from 1990 to 2002
MCG Capital Corp., Director (2005 - present)

Kevin C. Phelan (65) Trustee (2000)	Mortgage Banker, Colliers Meredith & Grew, Inc. since March 1978, including President since 2007 and Executive Vice President and Director from March 1998 to September 2007	Boston Capital Real Estate Investment Trust Director (2005 - 2008)

Patrick J. Purcell (62) Trustee (2000)
Owner, President and Publisher of the Boston Herald since February 1994

President and Founder, jobfind.com, an employment search site on the world wide web, since July 1996

President and Chief Executive Officer, Herald Media since 2001
N/A

Thomas F. Ryan, Jr. (68) Trustee (2000)	Retired since April 1999 President and Chief Operating Officer of the American Stock Exchange from October 1995 to April 1999	RepliGen Corporation, a biopharmaceutical company, Director (2002 - present)

Maureen M. Young (65) Trustee (2000)	Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007	N/A

_________
1      Mr. O’Connor is considered an “interested person” of the Trust because the law firm of which he is a member, Cozen O’Connor, P.C., has represented BNY Mellon and its affiliates in certain matters.

Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser, and also may benefit from information provided by the Trust’s or the Investment Adviser’s counsel; both Board and Trust counsel have significant experience advising fund board members and funds.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

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Patrick J. O’Connor – Mr. O’Connor is Vice Chairman of the law firm Cozen O’Connor, P.C., where his practice involves litigation arising out of contracts, banking matters, estates, professional liability, healthcare and aviation-related claims.  Mr. O’Connor has served as a fellow or board member of a number of legal, professional, civic and educational organizations.  In addition, Mr. O’Connor is Chairman of Franklin Security Bank, a member of the Board of Directors of Crowley Chemical Company, Inc., and Chairman of the Board of Trustees of Temple University.

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John R. Alchin – From 1990 to 2007, Mr. Alchin served in various roles, including Executive Vice President, Co-Chief Financial Officer and Treasurer, as an executive of the Comcast Corporation.  Prior to joining Comcast in 1990, Mr. Alchin was a Managing Director of Toronto Dominion Bank from May 1980 to January 1990.  Mr. Alchin is a member of the Board of Directors of Big Brothers Big Sisters of Southeastern Pennsylvania, an Advisory Board Member of MANNA (Metropolitan AIDS Neighborhood Nutrition Alliance), and a Trustee of the Philadelphia Museum of Art and Chairman of the Museum’s Finance Committee.

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Ronald R. Davenport – Mr. Davenport is Chairman, and one of the original founders, of Sheridan Broadcasting Corporation, and Co-Chairman of American Urban Radio Networks.  Mr. Davenport was Dean of the Duquesne University School of Law from 1970 to 1982, and served as a member of the President’s Commission on White House Fellowships and on the National Board of the United States Chamber of Commerce.  Mr. Davenport was a Director of Blaylock & Partners, L.P., an investment banking firm, from 2005 to 2006.  He is a former member of the National Urban League Board of Directors and former President of the Urban League of Pittsburgh.

●
Jack Diederich – Prior to joining Digital Site Systems, Inc., Mr. Diederich served as Executive Vice President—Chairman’s Counsel of Aluminum Company of America (Alcoa) from August 1991 to January 1997.  Mr. Diederich serves on the Boards of Directors of Continental Mills, Inc. and Pittsburgh Parks Conservancy.

●
Kim D. Kelly – Ms. Kelly currently serves as a consultant, primarily to private equity firms, in the media and restructuring fields.  Most recently, from December 2008 to June 2010, Ms. Kelly served as Chief Restructuring Officer of Equity Media Holdings Corporation, an owner of broadcast stations.  Previously, Ms. Kelly held executive positions with a number of large media companies, such as Arroyo Video Solutions, Inc., Insight Communications Company, Inc., where she also served on the Board of Directors, and Insight Midwest, L.P.

●
Kevin C. Phelan – Mr. Phelan is President of Colliers Meredith & Grew, Inc., a commercial real estate firm.  Mr. Phelan joined Colliers Meredith & Grew, Inc. in 1978 and founded its Capital Markets group, which represents insurance companies and conduits, and maintains a servicing portfolio valued at $1 billion.  In addition, Mr. Phelan has served on correspondent advisory councils for both AEGON U.S.A. Realty Advisors, Inc. and Nationwide Life Insurance Company, as well as numerous non-profit boards and committees.

●
Patrick J. Purcell – Mr. Purcell has more than 40 years experience in the publishing industry.  From 1970 to 1980, Mr. Purcell worked for the New York Daily News, and in 1980 he joined News Corporation, where he served in numerous capacities, including Associate Publisher of the Village Voice, Vice President of Advertising Sales for the New York Post, President of News America/Newspapers, President and Chief Executive Officer of News America Publishing, Inc., Publisher of the New York Post and President and Publisher of the Boston Herald.  In 1993, Mr. Purcell purchased the Boston Herald from News Corporation.  Mr. Purcell also is the Executive Chairman of Ottaway Newspapers, Inc.  In addition, Mr. Purcell serves on the Boards of Directors of a number of non-profit organizations.

●
Thomas F. Ryan, Jr. – Mr. Ryan is the former President and Chief Operating Officer of the American Stock Exchange (now known as the NYSE Amex Equities), from which he retired in 1999.  Prior to that, Mr. Ryan held a variety of positions at the investment banking firm of Kidder, Peabody & Co., Inc., including serving as its Chairman in 1995.  In addition, Mr. Ryan served as a member of the New York Stock Exchange (NYSE) Market Performance Committee and Chairman of the Traders Advisory Committee to the Chairman of NYSE.

●
Maureen M. Young – Ms. Young served as the Director of the Office of Government Relations at Carnegie Mellon University from January 2000 to December 2007.  Ms. Young also served as a member of the Board of Directors of Maglev, Inc., a company seeking a partnership between industry and government in Pennsylvania to create a magnetically levitated high-speed transportation system, from January 2001 to January 2008.  Ms. Young serves on the Boards of Directors of a number of non-profit organizations.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Trust has standing audit, nominating and compensation committees, each comprised of the Independent Board members.  The function of the audit committee is (i) to oversee the Trust’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Trust’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.  The Trust’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their respective shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Trust, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Trust also has, with respect to each Fund, a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the investments of each Fund.

The table below indicates the dollar range of each Trustee’s ownership of shares of funds in the Trust as of December 31, 2009.  As the Funds had not offered their shares prior to the date of this SAI, none of the Trustees owned any shares of the Funds.

Name of Trustee	Aggregate Holding of Funds in the BNY Mellon Funds
John R. Alchin	Over $100,000
Ronald R. Davenport	Over $100,000
Jack Diederich	Over $100,000
Kim D. Kelly	$50,001-$100,000
Patrick J. O’Connor	Over $100,000
Kevin C. Phelan	Over $100,000
Patrick J. Purcell	Over $100,000
Thomas F. Ryan, Jr.	Over $100,000
Maureen M. Young	None

As of December 31, 2009, none of the Independent Board members or their immediate family members owned securities of Dreyfus, Walter Scott, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus, Walter Scott or the Distributor.

The Trust pays its Board members an annual retainer of $68,000 and a fee of $7,500 per meeting attended and $500 per telephone meeting participated in and reimburses them for their expenses.  The Chairman of the Board receives an additional annual retainer of $15,000 and the Chairman of the Trust’s audit committee receives an additional annual retainer of $10,000.  The aggregate amount of compensation paid to each Board member by the Trust for the fiscal year ended August 31, 2009 for all funds comprising the Trust was as follows:

Name of Trustee	Aggregate Compensation From the Trust *
John R. Alchin**	$92,000
Ronald R. Davenport	$101,500
John L. Diederich	$100,500
Kim D. Kelly**	$85,000
Patrick J. O’Connor	$116,500
Kevin C. Phelan	$101,000
Patrick J. Purcell	$101,000
Thomas F. Ryan Jr.	$111,500
Maureen M. Young	$101,500
____________
*	Amount does not include expenses reimbursed by the Trust to Board members for attending Board meetings, which in the aggregate amounted to $13,738 for the Trust.

**	John R. Alchin and Kim D. Kelly became Trustees of the Trust on September 15, 2008.

Officers of the Trust

CHRISTOPHER E. SHELDON, President since September 2006.  As director of Investment Strategy for BNY Mellon Wealth Management (formerly, Mellon’s Private Wealth Management group) since April 2003, Mr. Sheldon manages the analysis and development of investment and asset allocation strategies and oversees investment product research.  He also oversaw the alternative investment groups from June 2006 to September 2008.  He was previously a Vice President of the Trust.  He is 45 years old and has been employed by BNY Mellon since January 1995.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 50 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, Treasurer since November 2001.  Director-Mutual Fund Accounting of Dreyfus, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 51 years old and has been an employee of Dreyfus since April 1985.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  She is 37 years old and has been an employee of Dreyfus since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 43 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  She is 54 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 48 years old and has been an employee of Dreyfus since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  She is 35 years old and has been an employee of Dreyfus since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  She is 47 years old and has been an employee of Dreyfus since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 46 years old and has been an employee of Dreyfus since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  She is 40 years old and has been an employee of Dreyfus since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 58 years old and has been an employee of Dreyfus since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He was previously Secretary of the Trust.  He is 45 years old and has been an employee of Dreyfus since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 51 years old and has been an employee of Dreyfus since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager - Investment Accounting and Support Department of Dreyfus, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 41 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.  Senior Accounting Manager –Fixed Income Funds of Dreyfus, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 46 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager –Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 43 years old and has been an employee of Dreyfus since June 1989.

ROBERT J. SVAGNA, Assistant Treasurer since December 2002.  Senior Accounting Manager –Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 190 portfolios) managed by Dreyfus.  He is 43 years old and has been an employee of Dreyfus since November 1990.

WILLIAM G. GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.  Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by Dreyfus.  He is 39 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.  In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The address of each Trustee and officer of the Trust is 200 Park Avenue, New York, New York 10166.

As the Funds had not offered their shares prior to the date of this SAI, none of the Trustees or officers of the Trust owned any shares of the Funds.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  BNY Mellon Fund Advisers is a division of Dreyfus, a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Pursuant to an Investment Advisory Agreement with the Trust (the “Investment Advisory Agreement”), the Investment Adviser provides investment management services to each Fund, including the day-to-day management of the Fund’s investments.  As to each Fund, the Investment Advisory Agreement will continue until June 1, 2012, and thereafter the Investment Advisory Agreement is subject to annual approval by (i) the Trust’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Independent Board members, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Trust may terminate the Investment Advisory Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund’s outstanding voting securities on 60 days’ written notice to the Investment Adviser.  The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days’ written notice to the Trust.  The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

The following persons are officers and/or directors of Dreyfus:Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President–Corporate Communications; Gary E. Abbs, Vice President–Tax; Jill Gill, Vice President–Human Resources; Joanne S. Huber, Vice President–Tax; Anthony Mayo, Vice President–Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Investment Adviser may pay the Distributor for shareholder services from the Investment Adviser’s own assets, including past profits but not including the management fees paid by the Funds.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) in respect of these services.  The Investment Adviser may also make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Each of the Funds has agreed to pay the Investment Adviser an investment advisory fee at the annual rate of 0.70% applied to that portion of the Fund’s average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of the Fund’s average daily net assets allocated to any underlying funds.

As the Funds had not commenced operations prior to the date of this SAI, no information is provided on investment advisory fees paid by the Funds.

The aggregate of the fees paid to the Investment Adviser by each Fund is not subject to reduction as the value of the Fund’s net assets increases.

Sub-Investment Adviser.  The Sub-Adviser provides investment advisory assistance and day-to-day management of the portion of each Fund’s assets allocated to the U.S. Large Cap Equity Strategy pursuant to the Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and the Sub-Adviser.  As to each Fund, the Sub-Advisory Agreement will continue until June 1, 2012, and thereafter the Sub-Advisory Agreement is subject to annual approval by (i) the Trust’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Independent Board members, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Sub-Advisory Agreement is terminable without penalty (i) by the Investment Adviser on 60 days’ notice, (ii) by the Trust’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ notice, or (iii) by the Sub-Adviser on not less than 90 days’ notice.  The Sub-Advisory Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for any reason.

The Sub-Adviser is a wholly-owned subsidiary of BNY Mellon.  The following individuals are directors and/or senior officers of the Sub-Adviser:  Dr. Kenneth J. Lyall, Chairman; Rodger Nisbet, Deputy Chairman; Jane Henderson, Managing Director; John (Ian) Clark, Director; James Smith, Director; Pamela White, Director; Roy Leckie, Director; Elizabeth Pearston, Director; Alistair Lyon-Dean, Director; Charles Macquaker, Director; Jonathan Little, Director; and Colin Wood, Company Secretary.

Under the Sub-Advisory Agreement, as to each Fund, the Investment Adviser has agreed to pay the Sub-Adviser, out of the fee the Investment Adviser receives from the Fund, a monthly fee at the annual rate of 0.41% of the value of the Fund’s average daily net assets allocated to the Sub-Adviser.  As the Funds had not commenced operations prior to the date of this SAI, no information is provided on sub-investment advisory fees paid by the Investment Adviser to the Sub-Adviser for its services to the Funds.

Administration Agreement.  The Bank of New York Mellon serves as administrator for the Funds pursuant to an Administration Agreement with the Trust.  Pursuant to the Administration Agreement, The Bank of New York Mellon:  supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations.  The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services.

The Funds’ administration fee is calculated from the following administration fee schedule based on the level of assets of the funds in the Trust, including the Funds, in the aggregate, but does not apply to that portion of a Fund’s assets allocated to an underlying fund:

Total Assets	Annual Fee

$0 to $6 billion	0.15%
Greater than $6 billion to $12 billion	0.12%
Greater than $12 billion	0.10%

As the Funds had not commenced operations prior to the date of this SAI, no information is provided on administration fees paid by the Funds.

Portfolio Management.  The Investment Adviser, or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy, manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trust’s Board.  The Investment Adviser, or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy, is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities.  The Investment Adviser and the Sub-Adviser also maintain research departments with professional staffs of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Investment Adviser and the Sub-Adviser.  Certain of the Funds’ portfolio managers are employed by affiliates of BNY Mellon, including The Boston Company Asset Management, LLC (“TBCAM”), an affiliate of the Investment Adviser, as well as Dreyfus and Walter Scott.  The portfolio managers are compensated by The Bank of New York Mellon or its affiliates, and not by the Funds.  Christopher E. Sheldon is each Fund’s primary portfolio manager responsible for investment allocation decisions.  The primary portfolio managers of the Funds responsible for the indicated investment strategies are as follows, and additional portfolio managers, if any, are indicated in parenthesis:

Fund and Investment Strategy	Portfolio Managers

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Large Cap Core Strategy	Irene D. O’Neill
Large Cap Tax-Sensitive Strategy	Thomas Murphy
Focused Equity Strategy	Irene D. O’Neill (Luis P. Rhi)
U.S. Large Cap Equity Strategy	Jane Henderson, Roy Leckie, Dr. Kenneth J. Lyall, Charlie Macquaker, and Rodger Nisbet
U.S. Core Equity 130/30 Strategy	Underlying Fund
Dynamic Large Cap Value Strategy	Brian C. Ferguson (John Bailer)
Large Cap Growth Strategy	Irene D. O’Neill
U.S. Large Cap Growth Strategy
Elizabeth Slover, David Sealy and Barry Mills (Martin Stephan, Alex Marshall, Bill Costello, Chuck Silberstein, Connie DeBoever, Daphne Karydas, Kent Forkner, Leigh Todd, Michael Friedman, Rick Rosania, Roger Threlfall, Tim Kierstead, Tim McCormick and Erik Swords)

BNY Mellon Large Cap Market Opportunities Fund
Focused Equity Strategy	Irene D. O’Neill (Luis P. Rhi)
U.S. Large Cap Equity Strategy	Jane Henderson, Roy Leckie, Dr. Kenneth J. Lyall, Charlie Macquaker, and Rodger Nisbet
U.S. Core Equity 130/30 Strategy	Underlying Fund
Dynamic Large Cap Value Strategy	Brian C. Ferguson (John Bailer)
Large Cap Growth Strategy	Irene D. O’Neill
U.S. Large Cap Growth Strategy
Elizabeth Slover, David Sealy and Barry Mills (Martin Stephan, Alex Marshall, Bill Costello, Chuck Silberstein, Connie DeBoever, Daphne Karydas, Kent Forkner, Leigh Todd, Michael Friedman, Rick Rosania, Roger Threlfall, Tim Kierstead, Tim McCormick and Erik Swords)

The Trust, the Investment Adviser, the Sub-Adviser and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund.  The Code of Ethics of the Investment Adviser and the Sub-Adviser subjects the personal securities transactions of their employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Investment Adviser or the Sub-Adviser, respectively.  In that regard, portfolio managers and other investment personnel of the Investment Adviser or the Sub-Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”).  Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Manager Compensation. (Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, and Large Cap Growth Strategy)  Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible.  In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all The Bank of New York Mellon employees and those of its affiliated sub-advisers.

In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts.  A portfolio manager’s base salary is determined by the portfolio manager’s experience and performance in the role, taking into account The Bank New of New York Mellon’s analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary.  A portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus, which varies from year to year, is determined by a number of factors.  One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period.  This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s).  For each fund, the performance factor depends on how the portfolio manager performs relative to the fund’s benchmark and the fund’s peer group, over one-year and three-year time periods.  While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager’s overall performance.  Additional factors include the portfolio manager’s contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group.  The bonus is paid on an annual basis.

Portfolio Manager Compensation. (Dynamic Large Cap Value Strategy and U.S. Large Cap Growth Strategy)  With the exception of the most senior portfolio managers (described separately below), the portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards.  Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks.  Actual individual awards are determined based on TBCAM’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers participate in a more formal structured compensation plan.  This plan is designed to compensate top investment professionals for superior investment performance and business results.  It is a two stage model: an opportunity range is determined based on level of current business (assets under management, revenue) and an assessment of long term business value (growth, retention, development).  A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups.  Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g., leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed.  In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above.  Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

Portfolio managers and analysts are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan.  This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both).  The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM’s net income (capped at 20% and with a minimum payout of The Bank of New York Mellon 3-year CD rate).

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for The Boston Company Asset Management Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability.  Awards are paid in cash on an annual basis.  However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Portfolio Manager Compensation—Sub-Adviser. (U.S. Large Cap Equity Strategy)  Compensation generally consists of base salary plus incentive compensation.  The incentive compensation is based on the firm’s annual bonus pool, which reflects 25% of the firm’s pre-incentive operating profits.  This is the sole source of incentive compensation; investment, administration, compliance and support staff are all focused upon the same goal of providing superior performance and service to clients which in turn drives the firm’s profits and therefore the bonus pool.  For senior staff, an element of the annual bonus is deferred via a long-term incentive plan.  Incentive compensation is paid through a combination of cash, units in the BNY Mellon Long-Term Global Equity Fund and BNY Mellon stock.

Additional Information about Portfolio Managers.  The following table lists the number and types of other accounts advised by each Fund’s primary portfolio managers and assets under management in those accounts as of March 31, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Christopher E. Sheldon	7	$294.4 M	0	N/A	0	N/A
Irene D. O’Neill	3	$435.6 M	0	N/A	768	$790.6 M
Thomas Murphy	0	N/A	0	N/A	105	$1.1 B
Jane Henderson*	5	$1.3 B	59	$12.9 B	102	$19.7 B
Roy Leckie*	5	$1.3 B	59	$12.9 B	102	$19.7 B
Dr. Kenneth J. Lyall*	5	$1.3 B	59	$12.9 B	102	$19.7 B
Charlie Macquaker*	5	$1.3 B	59	$12.9 B	102	$19.7 B
Rodger Nisbet*	5	$1.3 B	59	$12.9 B	102	$19.7 B
Brian C. Ferguson**	8	$1.8 B	1	$46.0 M	52	$2.5 B
Elizabeth Slover	9	$1.8 B	0	N/A	2	$10.6 M
David Sealy	6	$1.3 B	0	N/A	1	$9.1 M
Barry Mills	8	$1.7 B	0	N/A	1	$9.1 M
____________
*	Seven of the “Other Accounts” managed by the portfolio managers (approximately $2.9 billion in aggregate assets) are subject to a performance-based advisory fee.

**	Two of the “Other Accounts” managed by the portfolio manager (approximately $590 million in assets) are subject to a performance-based advisory fee.

As the Funds had not offered their shares prior to the date of this SAI, none of the portfolio managers owned any Fund shares.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

Potential conflicts of interest may arise because of the Investment Adviser’s management of the Funds and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Investment Adviser’s overall allocation of securities in that offering, or to increase the Investment Adviser’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  IPOs, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a Fund, that they are managing on behalf of the Investment Adviser.  The Investment Adviser periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, the Investment Adviser could be viewed as having a conflict of interest to the extent that the Investment Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in a Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds.  For these or other reasons, the portfolio manager may purchase different securities for a Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for a Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by the Sub-Adviser or are dual employees of the Investment Adviser and an affiliate entity and such portfolio managers also manage Other Accounts.

The goal of the Investment Adviser is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics.  Furthermore, senior investment and business personnel at the Investment Adviser periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including the Investment Adviser and others involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and the Funds’ service providers, which may cause conflicts that could disadvantage the Funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund.  BNY Mellon has no obligation to provide to the Investment Adviser or the Funds, or effect transactions on behalf of a Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Funds and may not share that information with relevant personnel of the Investment Adviser.  Accordingly, the Investment Adviser has informed management of the Funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

The Investment Adviser will make investment decisions for the Funds as it believes is in the best interests of the respective Fund.  Investment decisions made for a Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by the Investment Adviser or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact a Fund, and actions taken by a Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by the Investment Adviser or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Investment Adviser) and the aggregated exposure of such accounts) may restrict investment activities of the Funds.  While the allocation of investment opportunities among the Funds and other investment companies and accounts advised by the Investment Adviser or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, the Investment Adviser will make allocation decisions consistent with the interests of the Funds and the other investment companies and accounts and not solely based on such other interests.

Distributor.  The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Trust which is renewable annually.  The Distributor also serves as distributor for the other funds in the Trust and the funds in the Dreyfus Family of Funds.

The Investment Adviser or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any shareholder services fees and other expenses paid by a Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund’s total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Investment Adviser’s or the Distributor’s own resources to Service Agents for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing.”  From time to time, the Investment Adviser or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips, educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of shares of the Funds or the provision of services to the Funds.

Custodian.  The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as custodian for the investments of each Fund.  Under a custody agreement with the Trust, the custodian holds the Funds’ portfolio securities and keep all necessary accounts and records.  For its custody services, the custodian receives a monthly fee based on the market value of a Fund’s assets held in custody and receives certain securities transaction charges.

The Bank of New York Mellon, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain qualified fiduciary, advisory, custody or other accounts with various affiliates of BNY Mellon (“BNY Mellon Affiliates”).  The Bank of New York Mellon is also responsible for providing ongoing information and communication to Wealth Management Clients (as defined in “How to Buy Shares – General” below) regarding the Funds and their investment in the Funds.

Transfer and Dividend Disbursing Agent.  Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each Fund’s transfer and dividend disbursing agent.  Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds.  For these services, the Transfer Agent receives from The Bank of New York Mellon a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed by The Bank of New York Mellon for certain out-of-pocket expenses.

Expenses.  The Trust has adopted a Shareholder Services Plan with respect to the Investor shares of each Fund.  Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of such Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.

The Investment Adviser, the Sub-Adviser and The Bank of New York Mellon bear all expenses in connection with the performance of their services under the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administration Agreement, respectively.  All other expenses to be incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by the Investment Adviser, the Sub-Adviser or The Bank of New York Mellon.

HOW TO BUY SHARES

General.  The Funds consist of two classes of shares – Class M shares and Investor shares.  Class M shares and Investor shares differ as to the shareholder services offered to and the expenses borne by each class.

The Trust reserves the right to reject any purchase order.  The Funds will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Trust will not accept cash, travelers’ checks, or money orders as payment for shares.

Class M shares are generally offered only to:  (1) Wealth Management clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with BNY Mellon Affiliates (“Wealth Management Clients”), with such qualified fiduciary, custody, advisory or other accounts sometimes being referred to herein as “Qualified Accounts”; (2) BNY Mellon Balanced Fund, for investments by that series of the Trust; (3) Trustees of the Trust; (4) former shareholders of each other fund advised by the Investment Adviser or its affiliates that was reorganized into a series of the Trust (each such other fund is hereinafter referred to as a “Reorganized Fund”) who received MPAM shares (now designated Class M shares) of a series of the Trust pursuant to the reorganization and who, therefore, are permitted to continue to purchase and hold Class M shares of such series of the Trust, to exchange into Class M shares of other series of the Trust, including the Funds, and to purchase additional Class M shares of the series of the Trust into which they exchange; (5) former shareholders of a series of The BNY Hamilton Funds, Inc. that was reorganized into a series of the Trust (a “Predecessor Fund”) who received Class M shares of a series of the Trust pursuant to the reorganization of such Predecessor Fund and who, therefore, are permitted to exchange into Class M shares of a series of the Trust, and to purchase additional Class M shares of a series of the Trust, including the Funds; and (6) certain investment advisory firms that make an initial investment in a Fund of at least $1 million on behalf of their high-net-worth and related clients (“Investment Advisory Firm Clients”), provided that such firms are approved by BNY Mellon Wealth Management and invest in the Fund through an omnibus account (“Investment Advisory Firms”).  In addition, holders of shares of a series of the Trust who were not Wealth Management Clients on July 10, 2001 (“Existing Individual Clients”) are eligible to continue to purchase Class M shares of that series of the Trust, for their then-existing accounts in that series of the Trust (“Existing Accounts”) to exchange into Class M shares of other series of the Trust, including the Funds, and to purchase additional Class M shares of series of the Trust into which they exchange.

Investor shares are generally offered only to:  (1) Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not Wealth Management Clients, who receive a transfer of Fund shares from a Wealth Management Client (except that Existing Individual Clients would receive Class M shares if the transfer was to their Existing Accounts, as noted above); and (3) former shareholders of a Reorganized Fund or a Predecessor Fund who received Investor shares of a series of the Trust pursuant to the reorganization of such Reorganized Fund or Predecessor Fund and who, therefore, are permitted to continue to purchase and hold Investor shares of such series of the Trust, to exchange into Investor shares of a series of the Trust, including the Funds, and to purchase additional Investor shares of series of the Trust into which they exchange.  Such persons and entities described in the preceding provisions (1), (2) and (3) are sometimes referred to collectively herein as “Individual Clients.”  Investor shares also may be offered to brokerage clients of BNY Mellon Wealth Advisors, a division of MBSC Securities Corporation, an indirect subsidiary of BNY Mellon (“BNY Mellon Wealth Advisors Brokerage Clients”), and to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in one or more series of the Trust, including the Funds, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which the Investment Adviser and/or certain of its affiliates have entered into an agreement (“Qualified Employee Benefit Plans”).

Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the Funds’ Transfer Agent (“BNY Mellon Accounts”).  Class M shares owned by Investment Advisory Firm Clients will be held in omnibus accounts in the name of their Investment Advisory Firm. Class M shares held by persons other than Wealth Management Clients, and Investor shares owned by Individual Clients will be held in separate accounts (“Individual Accounts”).  Fund shares owned by BNY Mellon Wealth Advisors Brokerage Clients also will be held in separate accounts (“BNY Mellon Wealth Advisors Brokerage Accounts”).  Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (“Qualified Employee Benefit Plan Accounts”) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.  Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without an initial sales charge.  You will be charged a fee if an investment check is returned unpayable.  The Funds reserve the right to reject any purchase order.

There is no minimum initial or subsequent investment requirement for holders of BNY Mellon Accounts.  The minimum initial investment for Investment Advisory Firms is $1 million.  Wealth Management Clients may transfer Class M shares to other existing Wealth Management Clients for their BNY Mellon Accounts.  Wealth Management Clients also may transfer shares from a BNY Mellon Account to persons or entities that are not Wealth Management Clients to be held in Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts.  At the time of any such transfer by a Wealth Management Client, the Class M shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares.  Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts or BNY Mellon Wealth Advisors Brokerage Accounts, and their Class M shares generally will be converted into Investor shares.  The conversion of such shareholders’ Class M shares into Investor shares will be at the equivalent net asset value per share (“NAV”) of each class at the time of the conversion.  Any subsequent investments by such transferees or former Wealth Management Clients who received Investor shares from the conversion of Class M shares must be in Investor shares.  Holders of Investor shares of a Fund at the time they become Wealth Management Clients (“Converting Investor Shareholders”) generally may request to have their Investor shares converted into Class M shares of the Fund.  The conversion of such shareholder’s Investor shares into Class M shares will be at the equivalent NAV of each class at the time of the conversion.  Converting Investor Shareholders in Class M shares of a Fund who make subsequent investments in the Fund will receive Class M shares of the Fund.  An investor whose shares are converted from one class to another class of the same Fund will not realize taxable gain or loss as a result of the conversion.

Initial investments in Individual Accounts must be accompanied by an Account Application.  For Individual Accounts, the minimum initial investment, with respect to Class M shares and Investor shares, is $10,000, and subsequent investments must be at least $100.  Persons who hold Fund shares through BNY Mellon Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, to purchase Fund shares.

To make subsequent investments to an IRA or other retirement account, investors must fill out an investment slip and include their account number on the check, indicating the year the contribution is for.  Subsequent investments to an IRA or other retirement account may also be made by wire by your bank and by electronic check.  Your bank must send your investment to The Bank of New York Mellon with the following information: ABA #, DDA #, the fund name, the share class, the account number, name of investor, the contribution year and dealer number, if applicable.  For a subsequent investment by electronic check, “569” must be inserted before your 14-digit account number.

The entity acting as custodian for Keogh Plans, IRAs and other retirement plans, including Qualified Employee Benefit Plans, may charge a fee, the payment of which could result in the liquidation of shares.  All fees charged are described in the appropriate form.  You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

Management understands that BNY Mellon Affiliates may impose certain conditions on Wealth Management Clients, Investment Advisory Firms may impose certain conditions on Investment Advisory Firm Clients, BNY Mellon Wealth Advisors may impose certain conditions on BNY Mellon Wealth Advisors Brokerage Clients and the plan sponsor may impose certain conditions on Qualified Employee Benefit Plan Accounts, respectively, that are different from those described in the relevant Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  Holders of BNY Mellon Accounts, BNY Mellon Wealth Advisors Brokerage Accounts or Qualified Employee Benefit Plan Accounts should consult their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, in this regard.

Investment Advisory Firm Clients may not maintain accounts directly with a Fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging Fund shares.  The policies and fees applicable to Investment Advisory Firm Clients may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Persons who hold Fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator to purchase, sell (redeem) and exchange Fund shares and to determine the shareholder services available to them with respect to their Fund shares.  The policies, fees and shareholder services applicable to these accounts may differ from those described in this SAI, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Class M shares and Investor shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund.

NAV is determined as of the close of trading on the floor of the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m. Eastern time), on each day the NYSE is open for regular business.  For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE.  NAV per share of each class is computed by dividing the value of a Fund’s net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.  The Fund’s investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust’s Board.  Certain securities may be valued by an independent pricing service approved by the Trust’s Board and are valued at fair value as determined by the pricing service.  For information regarding the methods employed in valuing each Fund’s investments, see “Determination of Net Asset Value.”

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund by the close of regular trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on a business day, shares of the Fund will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on that day.  Otherwise, Fund shares will be purchased at the NAV determined as of the close of regular trading on the floor of the NYSE on the next business day.

TeleTransfer Privilege.  Holders of Individual Accounts may purchase Fund shares by telephone through the TeleTransfer Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and the holder’s Fund account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order.  To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See “How To Redeem Shares - TeleTransfer Privilege.”

In-Kind Purchases.  If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an “in-kind” exchange of securities.  Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale.  The market value of any securities exchanged, plus any cash, must be at least equal to $25,000.  These securities are valued by the same method used to value the Fund’s existing portfolio holdings.  The contribution of securities to a Fund may be a taxable transaction to the shareholder.  Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged.  Securities accepted by a Fund will be valued in the same manner as the Fund values its assets.  Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities.  All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.  For further information about “in-kind” purchases, Wealth Management Clients may call 1-888-281-7350, holders of Class M shares and Investor shares in Individual Accounts (other than BNY Mellon Wealth Advisors Brokerage Clients) may call 1-800-645-6561, BNY Mellon Wealth Advisors Brokerage Clients may call 1-800-830-0549 - Option 2 and participants in Qualified Employee Benefit Plans may call 1-877-774-0327.  Investment Advisory Firm Clients may not make in-kind purchases directly in a Fund.

SHAREHOLDER SERVICES PLAN

Investor shares of each Fund are subject to annual fees for shareholder services.

Shareholder Services Plan—Investor Shares.  Each Fund has adopted a Shareholder Services Plan with respect to its Investor shares.  Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts.  The Shareholder Services Plan allows the Distributor to make payments from the shareholder service fees it collects from each Fund to compensate Service Agents in respect of these services.  The Distributor determines the amounts, if any, to be paid to Service Agents under the Shareholder Services Plan and the basis on which such payments are made.  With regard to such services, each Service Agent is required to disclose to its clients any compensation payable to it by a Fund and any other compensation payable by its clients in connection with the investment of their assets in Investor shares.

The Shareholder Services Plan is not adopted pursuant to the Rule 12b-1 under the 1940 Act, and the fee under the Shareholder Services Plan is intended to be a “service fee” as defined under the Conduct Rules of the Financial Industry Regulatory Authority.

As the Funds had not commenced operations prior to the date of this SAI, no information is provided on fees paid by the Funds pursuant to the Shareholder Services Plan.

Shareholder Services Plan—General.  The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and the holders of its Investor shares.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.  The Shareholder Services Plan provides that material amendments must be approved by the Board and by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Plan.  The Shareholder Services Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Investor shares.

A Service Agent entitled to receive compensation for selling and servicing a Fund’s shares may receive different compensation with respect to one class of shares over another.  Potential investors should read this SAI in light of the terms governing Selling Agreements (“Agreements”) with their Service Agents.  The fees payable under the Shareholder Services Plan described above are payable without regard to actual expenses incurred.  The Funds and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Plan described above.  From time to time, the Service Agents, the Distributor and the Funds may voluntarily agree to reduce the maximum fees payable under the Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  If you hold more than one class of shares of a Fund, any request for redemption must specify the class of shares being redeemed.  If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.

The Funds impose no charges when shares are redeemed.  Service Agents may charge their clients a fee for effecting redemptions of Fund shares.  The value of the shares redeemed may be more or less than their original cost, depending upon a Fund’s then-current NAV per share.

A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased a Fund’s shares by check, by TeleTransfer or through Automatic Asset Builder and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, a Fund will reject requests to redeem shares by wire or telephone or pursuant to the TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Procedures.  Persons who hold Fund shares through BNY Mellon Accounts or BNY Mellon Wealth Advisors Brokerage Accounts should contact their account officer or financial advisor, respectively, and persons who hold Fund shares through Investment Advisory Firms or Qualified Employee Benefit Plan Accounts should contact their financial advisor or plan sponsor or administrator, respectively, to redeem Fund shares.

Holders of Individual Accounts may redeem a Fund’s shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable “No” box on the Account Application.  The Telephone Redemption Privilege may be established for an existing Individual Account by a signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.  Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent.  Holders of IRA and other retirement accounts may redeem a Fund’s shares by writing a letter of instruction, which must include the shareholder’s account number and fund name, the dollar amount to sell, how and where to send the proceeds, whether the distribution is qualified or premature, and whether the 10% TEFRA should be withheld.  A signature-guarantee is required.  To obtain information with respect to signature-guarantees, call 1-800-645-6561.  To request instructions to establish the Automatic Withdrawal Plan for a Keogh, IRA or other retirement account, call 1-800-645-6561.  If you are a Selected Dealer, you may redeem shares through the Selected Dealer.  Other redemption procedures may be in effect for clients of certain Service Agents and institutions.  The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests.  A Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders.  No such fee currently is contemplated.  Shares held under Keogh Plans, IRAs, or other retirement plans are not eligible for the Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

The Telephone Redemption Privilege, TeleTransfer Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  Neither a Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of a Fund’s shares.  In such cases, you should consider using the other redemption procedures described herein.  Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.  During the delay, a Fund’s NAV may fluctuate.

Wire Redemption Privilege.  Holders of Individual Accounts may redeem Fund shares by wire.  By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form.  Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

TeleTransfer Privilege.  Holders of Individual Accounts may request by telephone that redemption proceeds be transferred between their Fund account and their bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Holders of jointly registered Individual Accounts or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period.  You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be affected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA may not be redeemed through the TeleTransfer Privilege.  See “How to Buy Shares – TeleTransfer Privilege.”

Signatures.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, call 1-800-645-6561.

Redemption Commitment.  The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from a Fund in excess of such amount, the Trust’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued.  If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect a Fund’s shareholders.

SHAREHOLDER SERVICES

General.  The following shareholder services are available only to holders of Investor shares in Individual Accounts and certain Individual Account holders of Class M shares.

Fund Exchanges.  Holders of Class M shares or Investor shares can generally exchange such shares of a Fund worth $500 or more into shares of the same class of any other series of the Trust, to the extent such shares are offered for sale in their state of residence.

To request an exchange, holders of BNY Mellon Accounts must contact their account officer, Investment Advisory Firm Clients must contact their financial advisor and holders of Individual Accounts, or their Service Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing or by telephone.  Before any exchange, you must obtain and should review a copy of the current prospectus of the series of the Trust into which the exchange is being made.  Prospectuses may be obtained by calling 1-800-645-6561.  For Individual Accounts, shares being exchanged must have a current value of at least $500, and each fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000.  The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant “No” box on the Account Application, indicating that this privilege is specifically refused.  The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561.  By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine.  Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.  No fees currently are charged shareholders directly in connection with exchanges, although the Trust reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

Exchanges of a Fund’s shares held by a tax-exempt retirement plan may be made only between the investor’s retirement plan account in one series of the Trust and such investor’s retirement plan account in another series of the Trust.

During times of drastic economic or market conditions, a Fund may suspend Fund exchanges temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase shares of the other series of the Trust.  In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the series of the Trust being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Auto-Exchange Privilege (Individual Accounts only).  The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for Class M shares or Investor shares of a Fund, shares of the same Class of another series of the Trust of which the investor is a shareholder.  The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected.  This Privilege is available only for existing accounts.  With respect to a Fund’s shares held by a tax-exempt retirement plan, exchanges may be made only between the investor’s retirement plan account in one series of the Trust and such investor’s retirement plan account in another series of the Trust.  Shares will be exchanged on the basis of relative NAV per share as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor.  An investor will be notified if the investor’s account falls below the amount designated to be exchanged under this Privilege.  In this case, an investor’s account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRAs and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

The right to exercise this Privilege may be modified or canceled by a Fund or the Transfer Agent.  A shareholder may modify or cancel their exercise of this Privilege at any time by mailing written notification to BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  A Fund may charge a service fee for the use of this Privilege.  No such fee currently is contemplated.  For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, please call toll free 1-800-645-6561.

Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of the series of the Trust being acquired may legally be sold.  Shares may be exchanged only between accounts having identical names and other identifying designations.  The exchange of shares of one series of the Trust for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

The Trust reserves the right to reject any exchange request in whole or in part.  The Trust’s exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Automatic Asset Builder (Individual Accounts only).  Automatic Asset Builder permits the holder of an Individual Account to purchase (minimum of $100 and maximum of $150,000 per transaction) a Fund’s shares at regular intervals selected by you.  A Fund’s shares are purchased by transferring funds from the bank account designated by you.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent.  You may obtain the necessary authorization form by calling 1-800-645-6561, and the notification will be effective three business days following receipt.  A Fund may modify or terminate this Privilege at any time or charge a service fee.  No such fee currently is contemplated.

Automatic Withdrawal Plan (Individual Accounts only).  The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis.  Withdrawal payments are the proceeds from sales of a Fund’s shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and other distributions, the investor’s shares will be reduced and eventually may be depleted.  An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.  Automatic Withdrawal may be terminated at any time by the investor, the Trust or the Transfer Agent.

Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans.  Participants should consult their retirement plan sponsor and tax adviser for details.  Such a withdrawal plan is different from the Automatic Withdrawal Plan.

Dividend Options (Individual Accounts only).  Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from Class M shares and Investor shares of a Fund in shares of the same Class of another series of the Trust of which the investor is a shareholder.  Shares of the same Class of other series of the Trust purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.

Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from a Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

For more information concerning these Privileges, or to request a Dividend Options Form, call toll free 1-800-645-6561.  You may cancel these Privileges by mailing written notification to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  To select a new series of the Trust after cancellation, you must submit a new Dividend Options Form.  Enrollment in or cancellation of these Privileges is effective three business days following receipt.  These Privileges are available only for Individual Accounts and may not be used to open new accounts.  Minimum subsequent investments do not apply for Dividend Sweep.  The Trust may modify or terminate these Privileges at any time or charge a service fee.  No such fee currently is contemplated.

Government Direct Deposit Privilege (Individual Accounts only).  Government Direct Deposit Privilege enables holders of Individual Accounts to purchase (minimum of $100 and maximum of $50,000 per transaction) a Fund’s shares by having Federal salary, Social Security or certain veterans’, military or other payments from the Federal government automatically deposited into your Fund account.  You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as a Fund, may be appropriate for you.  To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege.  You may obtain the appropriate form by calling 1-800-645-6561.  Death or legal incapacity will terminate your participation in this Privilege.  You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.  Further, a Fund may terminate your participation upon 30 days’ notice to you.

Payroll Savings Plan (Individual Accounts only).  Payroll Savings Plan permits holders of Individual Accounts to purchase (minimum $100 per transaction) a Fund’s shares automatically on a regular basis.  Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period.  To establish a Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department.  Your employer must complete the reverse side of the form and return it to the BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205-5268.  You may obtain the necessary authorization form by calling 1-800-645-6561.  You may change the amount of purchase or cancel the authorization only by written notification to your employer.  It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan.  The Trust may modify or terminate this Privilege at any time or charge a service fee.  No such fee currently is contemplated.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  A Fund’s equity investments are valued on the basis of market quotations or official closing prices.  A Fund’s portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price.  Bid price is used when no asked price is available.  Investments in shares of underlying funds are valued at their respective NAVs as of the time of computation.

A Fund’s debt securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board.  Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities is determined by the Service based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions.  The Service may employ electronic data processing techniques and/or a matrix system to determine valuations of a Fund’s debt securities.  Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange.  Bid price is used when no asked price is available.  The Service’s procedures are reviewed under the general supervision of the Trust’s Board.

Short-term investments of each Fund may be carried at amortized cost, which approximates value.

Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser (or the Sub-Adviser with respect to the portion of a Fund’s assets allocated to the U.S. Large Cap Equity Strategy).  Forward currency contracts will be valued at the current cost of offsetting the contract.  If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund’s portfolio securities.

Restricted securities, as well as other securities or assets for which recent market quotations or, as to equity securities, official closing prices are not readily available or are determined by the Trust not to reflect accurately fair value (such as when the value of an equity security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market but before the Trust calculates a Fund’s NAV) and that is determined by the Trust to have changed the value of the security), or are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Trust’s Board.  Fair value of a Fund’s investments may be determined by the Trust’s Board, its pricing committee or its valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers.  Fair value of a Fund’s foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on fair value procedures may differ from the security’s most recent price (or official closing price with respect to an equity security), and from the prices used by other mutual funds to calculate their net asset values.  Foreign equity and taxable debt securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund.  Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased.  This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

New York Stock Exchange Closings.  The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Distributions

Each Fund pays dividends annually.  Each Fund distributes any net capital gains it has realized once a year.  Each share class will generate a different dividend because each has different expenses.

A Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired.  All expenses are accrued daily and deducted before the declaration of dividends to investors.  Generally, shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV.  For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise.  Persons who hold Fund shares through BNY Mellon Accounts or BNY Mellon Wealth Advisors Brokerage Accounts or Qualified Employee Benefit Plan Accounts should contact their account officer, financial advisor or plan sponsor (employer or employer organization or both), respectively, and Investment Advisory Firm Clients should consult their financial advisor, for information on reinvestment of dividends and other distributions.

If you elect to receive dividends and other distributions in cash, and your distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or other distribution paid shortly after an investor’s purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment.  Such a dividend or other distribution would be a return of capital in an economic sense, although taxable (to the extent not tax-exempt) as stated under “Dividends, Distributions and Taxes” in the relevant Prospectus.

Taxes

General.  Each Fund is treated as a separate corporation for Federal income tax purposes.  Management expects that each Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code.  Each Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders.  Qualification as such will relieve a Fund of any liability for Federal income tax to the extent it distributes its net earnings and realized gains to its shareholders in accordance with applicable provisions of the Code.  To qualify for that treatment, each Fund (1) must pay out to its shareholders each taxable year at least 90% of the sum of its investment company taxable income generally consisting of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”), (2) must derive at least 90% of its annual gross income from specified sources (“Income Requirement”), and (3) must meet certain asset diversification and other requirements.  The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it will be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders will treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”), as taxable dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund may be subject to a non-deductible 4% excise tax (“Excise Tax”), measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Tax Consequences of the Funds’ Distributions.  Dividends paid by a Fund derived from taxable investments, together with distributions from the excess of net realized short-term capital gain over net long-term capital loss, net gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively “dividends”), are taxable to its U.S. shareholders as ordinary income (but may qualify, for individual shareholders, to be taxed at the rate for net capital gain) to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares.  Distributions from a Fund’s net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) are taxable to its U.S. shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares.  Dividends and other distributions also may be subject to state and local taxes.

If a shareholder receives any capital gain distributions with respect to Fund shares held for six months or less, then any loss incurred on the redemption or exchange of those shares will be treated as a long-term capital loss to the extent of those capital gain distributions.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.  Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

The receipt of Fund distributions may affect a foreign corporate shareholder’s Federal “branch profits” tax liability and a Subchapter S corporation shareholder’s Federal “excess net passive income” tax liability.  Shareholders should consult their own tax advisers as to whether they are subject to those taxes.

Notice as to the tax status of your dividends and other distributions will be mailed to you annually.  You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

A Fund must withhold and remit to the U.S. Treasury 28% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the “TIN” furnished to the Fund is correct (“backup withholding”).  Backup withholding at that rate also is required from a Fund’s dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service (“IRS”) that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder’s TIN is incorrect or the shareholder has failed to properly report such income.  A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account.  Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner’s Federal income tax return.

Tax Consequences of Certain Investments.  Dividends and interest received by a Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on those securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, “Derivatives”) derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain--which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).  A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses.  However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U.S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Moreover, all or a portion of the gains realized from engaging in “conversion transactions” may be treated as ordinary income under section 1258 of the Code.  “Conversion transactions” are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

Under section 1256 of the Code, any gain or loss realized by a Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions.  In addition, any such Derivatives remaining unexercised at the end of a Fund’s taxable year will be treated as sold for their then fair market value (i.e., “marked-to-market”), resulting in additional gain or loss to the Fund.

Offsetting positions held by a Fund involving certain Derivatives may constitute “straddles,” which are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code.  As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income.  If a Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as “mixed straddles” if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code.  Each Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results to a Fund may differ.  If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by a Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position.  Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

If a Fund has an “appreciated financial position”—generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

If a Fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from the underlying funds’ income and gains and losses on the dispositions of shares of underlying funds.  To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for Federal income tax purposes as a short-term capital loss or any ordinary deduction.  In particular, a Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an underlying fund.  In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of underlying fund shares that have generated losses.  A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of the same underlying fund thirty days before or after the date of the sale.  The wash sale rules could defer losses of a Fund on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds.  For similar reasons, the character of distributions from a Fund (e.g., capital gains as compared to ordinary income, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund received dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption of shares of such underlying fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund.  This would be the case where a Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.  It is possible that such a dividend will qualify as “qualified dividend income;” otherwise, it will be taxable as ordinary income.

Investment by a Fund in securities issued at a discount (for example, zero coupon, pay-in-kind or step-up securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments.  For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax.  In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

State and Local Taxes.  Depending on the extent of a Fund’s activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof.  Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

Foreign Shareholders—U.S. Federal Income Taxation.  U.S. Federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) depends on whether the income from a Fund is effectively connected with a U.S. trade or business carried on by the shareholder (“effectively connected”) as discussed generally below.  Special U.S. Federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty.  Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Foreign Shareholders—Dividends.  Dividends (other than exempt-interest dividends) distributed to a foreign shareholder that are not effectively connected generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate).  If a foreign shareholder’s dividends are effectively connected, however, those dividends will not be subject to such withholding and instead will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be.  Foreign shareholders also may be subject to the Federal branch profits tax.

Capital gains realized by a foreign shareholder on the sale of Fund shares and capital gain distributions to the shareholder generally will not be subject to U.S. Federal income tax unless the shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year.  In the case of certain foreign shareholders, the Fund may be required to backup withhold on capital gain distributions and the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder’s foreign status.

Foreign Shareholders—Estate Tax.  Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Fund shares, that they own at the time of their death.  Certain credits against that tax and relief under applicable tax treaties may be available.

***

The foregoing is only a summary of certain Federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning.  Investors are urged to consult their tax advisers with specific reference to their own tax situations.

PORTFOLIO TRANSACTIONS

General.  The Investment Adviser assumes general supervision over the placement of securities purchase and sale orders on behalf of the Funds, which are executed through the Investment Adviser’s trading desk (the “Trading Desk”).  The Investment Adviser monitors the portfolio trading activity within the investment strategies of each Fund to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of a Fund.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk attempts to obtain best execution for the Funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

The Investment Adviser, the Sub-Adviser and the portfolio managers responsible for allocated portions of the Funds’ assets also manage Other Accounts and may submit purchase and sale orders for portfolio securities concurrently for one or both Funds and/or Other Accounts.  Orders on behalf of the Funds are submitted to the Trading Desk; whereas, orders for the Other Accounts may be submitted to the trading desk of an affiliate of the Investment Adviser or the trading desk of the Sub-Adviser.  Because the Investment Adviser seeks to promote tax efficiency and avoid wash sale transactions for the Funds, certain orders submitted on behalf of a Fund may be delayed and not aggregated (or “bunched”) with those of the other Fund or Other Accounts.  In some cases, the delay may adversely affect the price paid or received by a Fund for such portfolio securities or the amount of the commission paid to the broker or dealer.

Although the Funds use certain tax-sensitive strategies, the Funds do not have any limitations regarding portfolio turnover and portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and lower the Fund’s after-tax performance, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a Fund invests in foreign securities, certain of the Fund’s transactions in those securities may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers.  Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The portfolio managers may deem it appropriate for one Fund or Other Account they manage to sell a security while the other Fund or another Other Account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the Funds and/or Other Accounts (“cross transactions”).  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Funds and Other Accounts managed by the Investment Adviser, the Sub-Adviser or an affiliated entity may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

As the Funds had not commenced operations prior to the date of this SAI, no information on brokerage fees or commissions paid by the Funds is provided.  The Funds will not pay brokerage commissions or sales loads to buy and sell shares of an underlying fund.

The Trust contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Investment Adviser.  The Trust’s Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Investment Adviser or its affiliates are reasonable and fair.

Soft Dollars.  The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser.  Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the Investment Adviser may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.  Such services and products may include, but are not limited to the following:  fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a “mixed use”).  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a Fund and the indirect benefits received by that Fund.  An affiliated entity may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the affiliated entity in providing investment advice to any of the funds or clients it advises.  Likewise, information made available to the affiliated entity from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client, including the Funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Investment Adviser or an affiliated entity, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

As the Funds had not commenced operations prior to the date of this SAI, no information on soft dollars paid by the Funds is provided.

IPO Allocations.  The Funds and certain Other Accounts advised by the Investment Adviser (and the Sub-Adviser or Dreyfus affiliate) may participate in IPOs.  In deciding whether to purchase an IPO, the Investment Adviser (and the Sub-Adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies Other Aaccounts (including the Funds) with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the Other Accounts with a small- and mid-cap focus may participate in more IPOs than Other Accounts (including the Funds) with a large-cap focus.  The Investment Adviser (and the Sub-Adviser or Dreyfus affiliate), when consistent with a Fund’s and/or Other Account’s investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of “hot” IPOs, where the Investment Adviser (and the Sub-Adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating Other Accounts (including the Funds) managed by the Investment Adviser (or the Sub-Adviser or Dreyfus affiliate).  “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among the Funds and/or Other Accounts will be based on relevant net asset values.  Shares will be allocated on a pro rata basis to all appropriate Other Accounts (including the Funds), subject to a minimum allocation based on trading, custody, and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due transaction costs, market liquidity and other factors unique to international markets.

Regular Broker-Dealers.  A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act.  Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities.

Disclosure of Portfolio Holdings.  It is the policy of the Trust to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each Fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each Fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com.  In addition, fifteen days following the end of each calendar quarter, each Fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.  The schedule of holdings will remain on the website until the date on which the Fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a Fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings.  A Fund may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the Funds’ custodian, independent registered public accounting firm, investment advisers, administrator, and each of their respective affiliates and advisers.

Disclosure of a Fund’s portfolio holdings may be authorized only by the Trust’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Trust’s Board.

SUMMARY OF PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

The Trust’s Board has delegated to Dreyfus the authority to vote proxies of companies held in the Funds’ portfolios.  Dreyfus, through its participation on BNY Mellon’s Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the Funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interests of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Funds and other funds in the Trust and the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus’ and its affiliates’ discretion.

All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Dreyfus’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Dreyfus seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders.

On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.  With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues are evaluated and voted separately by the fund’s portfolio manager in accordance with such policies, rather than pursuant to the PPC process described above.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

Information regarding how proxies were voted for the funds is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the relevant fund’s Form N-PX filed with the SEC.

INFORMATION ABOUT THE TRUST AND FUNDS

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares have equal rights in liquidation.  Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

The Trust is a “series fund,” which is a mutual fund divided into separate series, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one series is not deemed to be a shareholder of any other series.  For certain matters shareholders vote together as a group; as to others they vote separately by series, or, where matters affect different classes of a series differently, by class.  The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series.  The Trustees have authority to create additional series at any time in the future without shareholder approval.

On each matter submitted to a vote of the shareholders, all shares of the series of the Trust shall vote together, except as to any matter for which a separate vote of any series is required by the 1940 Act and except as to any matter which affects the interests of particular series or classes differently, in which case the holders of shares of the one or more affected series or classes shall be entitled to vote separately.

The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of such Fund.  The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust.  Any general expenses of the Trust not readily identifiable as belonging to a particular series of the Trust shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the series and the relative difficulty in administering each series of the Trust.  Each share of each Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees.  Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

The Trust does not hold annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust’s outstanding shares.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter.  Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.  Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Trustees from the separate voting requirements of the Rule.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee.  The Agreement and Declaration of Trust provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote.  Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust.  The Trustees intend to conduct the operations of each series of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

FINANCIAL STATEMENTS

The Funds will send annual and semi-annual financial statements to all of their shareholders of record.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, has passed upon the legality of the shares offered by the relevant Fund’s Prospectus and this SAI.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.

KPMG LLP, 345 Park Avenue, New York, New York 10154, was appointed by the Trustees to serve as the Trust’s independent registered public accounting firm for the year ending August 31, 2010, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of the Funds.

APPENDIX A

Rating Categories

Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings (“Fitch”) and Thomson Bank Watch, Inc. (“Bank Watch”):

S&P

Long-term

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note:  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is designated with a plus sign (+).

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3
Issues carrying this designation have an adequate capacity for timely payment.  The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated ‘D’ is payment default.  The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A
Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated ‘Ca’ represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C
Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime Rating System

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A ‘CC’ rating indicates that default of some kind appears probable.  ‘C’ ratings signal imminent default.

DDD, DD, D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

“+” or “-” Notes to long-term and short -term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category, or to categories below ‘CCC’ or to short-term ratings other than ‘F-1.’

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality.  The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative.  Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

Fitch also assigns a rating to certain international and U.S. banks. A Fitch bank rating represents Fitch’s current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties.  In its assessment of a bank, Fitch uses a dual rating system comprised of Legal Ratings and Individual Ratings.  In addition, Fitch assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above.  Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or the bank’s shareholders if it experienced difficulties, and such ratings are considered by Fitch to be a prime factor in its assessment of credit risk.  Individual Ratings, which range in gradations from A through E, represent Fitch’s assessment of a bank’s economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Bank Watch

Commercial Paper Ratings and Short-Term Ratings

TBW-1
Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

In addition to ratings of short-term obligations, Bank Watch assigns a rating to each issuer it rates, in gradations of A through F.  Bank Watch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries.  In those instances where financial disclosure is incomplete or untimely, a qualified rating (qr) is assigned to the institution.  Bank Watch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which that bank is domiciled.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)(1)
Registrant’s Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 7, 2000.

(a)(2)
Certificate of Amendment is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed December 23, 2004.

(a)(3)	Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed March 27, 2008.

(b)	Registrant’s Amended and Restated By-Laws are incorporated by reference to Exhibit 77Q1 of Registrant’s Form N-SAR, filed April 26, 2006.

(c)
Instruments defining the rights of holders of Registrant’s securities are incorporated by reference to Articles III, IV, V, VI, VIII and IX of Registrant’s Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of Registrant’s By-Laws.

(d)(1)	Investment Advisory Agreement, as revised.*

(d)(2)	Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Walter Scott & Partners Limited.*

(e)	Distribution Agreement, as revised.*

(f)	Not applicable.

(g)	Form of Mutual Fund Custody and Services Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed December 20, 2001.

(h)(1)	Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed December 24, 2008.

(h)(2)	Amended Administration Agreement, as revised.*

(h)(3)	Shareholder Services Plan, as revised.*

(i)	Opinion and consent of Registrant’s counsel.*

(j)	Consent of Independent Registered Public Accounting Firm.*

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed December 12, 2002.

(n)	Rule 18f-3 Plan, as revised.*

(o)	Not applicable.

(p)(1)	Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed December 24, 2008.

(p)(2)	Code of Ethics for Walter Scott & Partners Limited.*

Other Exhibits.

(1)	Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (1) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed October 27, 2005.

(2)
Power of Attorney of Christopher E. Sheldon, James Windels, Patrick J. O’Connor, John R. Alchin, Ronald R. Davenport, Jack L. Diederich, Kim D. Kelly, Kevin C. Phelan, Patrick J. Purcell, Thomas F. Ryan, Jr. and Maureen M. Young is incorporated by reference to Other Exhibits (1) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed December 24, 2009.

_________________________________
*           Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

(a)    The Registrant shall indemnify each of its Trustees and officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Registrant in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant’s By-Laws, provided that (i) such Covered Person shall provide security for his or her undertaking, (ii) the Registrant shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b)    As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, indemnification shall be provided if (i) approved as in the best interest of the Registrant, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in 1940 Act) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant and that such indemnification would not protect such Covered Person against any liability to the Registrant to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office

(c)    The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant’s By-Laws, the term “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested person” is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant’s By-Laws shall affect any rights to indemnification to which personnel of the Registrant, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of such person.

(d)    Notwithstanding any provisions in the Registrant’s Amended and Restated Agreement and Declaration of Registrant and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Registrant in connection with the registered securities of the Registrant, the Registrant will not make such indemnification unless (i) the Registrant has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Registrant shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the 1940 Act, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

The Registrant will not advance attorneys’ fees or other expenses incurred by the person to be indemnified unless (i) the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 31(a).	Business and Other Connections of Investment Adviser

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (“Dreyfus”), is investment adviser to the Registrant.  Dreyfus and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus.

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board Director Executive Vice President	3/08 - Present 3/08 - Present 6/07 - 3/08 6/07 - 3/08

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 - Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer	The Bank of New York Mellon*****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association+	Senior Vice President	7/08 - Present

	Mellon Bank, N.A.+	Senior Vice President	4/06 - 6/08

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

	BNY Mellon Investment Office GP LLC*	Manager	4/07 - Present

	Mellon Global Alternative Investments Limited London, England	Director	8/06 - Present

	Pareto Investment Management Limited London, England	Director	4/08 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management, LLC*	Manager	12/06 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Chairman of Board	8/04 - Present

	Founders Asset Management LLC****	Member, Board of Managers	11/06 - Present

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Board Member	12/06 - Present

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Mellon Equity Associates, LLP+	Board Member	12/06 - 12/07

	Newton Management Limited London, England	Board Member	12/06 - Present

	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 - Present 8/04 - Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc.++	Director	1/08 - Present

	Alcentra, Inc.++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President	12/05 - Present
		Manager	12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Jeffrey D. Landau Director	The Bank of New York Mellon+	Executive Vice President	4/07 - Present

	Allomon Corporation+	Treasurer	12/07 - Present

	APT Holdings Corporation+	Treasurer	12/07 - Present

	BNY Mellon, N.A.+	Treasurer	7/07 - 01/10

	Mellon Funding Corporation+	Treasurer	12/07 - 12/09

	The Bank of New York Mellon Corporation+	Treasurer	7/07 - 01/10

Cyrus Taraporevala Director	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	The Boston Company Asset Management NY, LLC*	Manager	08/06 - Present

	The Boston Company Asset Management LLC*	Manager	01/08 - Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm Director	Mellon Capital Management Corporation***	Director	10/05 - Present

	Newton Management Limited London, England	Director	1/06 - Present

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present
	222 Berkley Street Boston, MA 02116	Administrator	11/07 - Present

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

	Ivy Asset Management Corp. One Jericho Plaza Jericho, NY 11753	Director	12/07 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Manager	6/04 - Present

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited London, England	Director	3/06 - Present

	Mellon Equity Associates, LLP+	Executive Committee Member	10/05 - 12/07

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Member, Board of Managers	10/05 - Present

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association+	Senior Vice President	7/08 - Present

	Mellon Bank, N.A.+	Senior Vice President	10/05 - 6/08

	Mellon Trust of New England, N.A.*	Director Senior Vice President	4/06 - 6/08 10/05 - 6/08

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust+++++	Member of Board of Trustees	1/07 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present

	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

Dwight Jacobsen Executive Vice President and Director	Pioneer Investments 60 State Street Boston, Massachusetts	Senior Vice President	4/06 - 12/07

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon*****	Vice President	7/08 - Present

	BNY Mellon, National Association+	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer Treasurer	7/05 - 6/08 7/05 - 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 - Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - Present
	Dreyfus Consumer Credit Corporation++	Treasurer	7/05 - Present

	Dreyfus Transfer, Inc.++	Chief Financial Officer	7/05 - Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present

	Seven Six Seven Agency, Inc.++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present

	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present

	MBSC Securities Corporation++	Chief Compliance Officer	6/07 - Present

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	01/09 - Present 01/09 - Present

	MBSC Securities Corporation++	Vice President – Tax	01/09 - Present

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 - Present

	The Bank of New York Mellon*****	Vice President	7/08 - Present

	BNY Mellon, National Association+	Vice President	7/08 - Present

	Mellon Bank N.A.+	Vice President	10/06 - 6/08

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	07/1/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 - Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 - Present

	MBSC Securities Corporation++	Vice President – Tax	01/09 - Present

Anthony Mayo Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	A P East, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	A P Management, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	A P Properties, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	A P Rural Land, Inc.+	Vice President– Real Estate and Leases	8/07 - 9/07

	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	AP Residential Realty, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	AP Wheels, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	BNY Mellon, National Association+	Vice President – Real Estate and Leases	7/08 - Present

	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present

	East Properties Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	FSFC, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	Holiday Properties, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present

	MELDEL Leasing Corporation Number 2, Inc.+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present

	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present

	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present

	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present

	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present

	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Private Trust Company, National Association+	Vice President– Real Estate and Leases	8/07 - 1/08

	Mellon Securities Trust Company+	Vice President– Real Estate and Leases	8/07 - 7/08

	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 07/08

	Mellon Trust Company of New England, N.A.+	Vice President– Real Estate and Leases	8/07 - 6/08

	Mellon Trust Company of New York LLC++	Vice President– Real Estate and Leases	8/07 - 6/08

	Mellon Ventures, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	MFS Leasing Corp.+	Vice President– Real Estate and Leases	7/07 - Present

	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present

	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present

	Pontus, Inc.+	Vice President– Real Estate and Leases	7/07 - Present

	Promenade, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	RECR, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	SKAP #7+	Vice President– Real Estate and Leases	8/07 - 11/07

	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennessee Processing Center LLC*****	Managing Director	5/08 - Present

		Senior Vice President	4/04 – 5/08

	Texas AP, Inc.+	Vice President– Real Estate and Leases	8/07 – Present

	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present

	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

Jeanne M. Login Vice President	A P Colorado, Inc.+	Vice President– Real Estate and Leases	8/07 - Present
	A P East, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	A P Management, Inc.+	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	A P Rural Land, Inc.+	Vice President– Real Estate and Leases	8/07 - 9/07

	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	AP Residential Realty, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	AP Wheels, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	APT Holdings Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	BNY Investment Management Services LLC++++	Vice President– Real Estate and Leases	1/01 - Present

	BNY Mellon, National Association+	Vice President – Real Estate and Leases	7/08 - Present

	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	Eagle Investment Systems LLC+	Vice President– Real Estate and Leases	8/07 - Present

	East Properties Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	FSFC, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	Holiday Properties, Inc.+	Vice President– Real Estate and Leases	8/07 - Present

	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present

	MELDEL Leasing Corporation Number 2, Inc.+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Bank Community Development Corporation+	Vice President – Real Estate and Leases	11/07 - Present

	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present

	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present

	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present

	Mellon Funding Corporation+	Vice President – Real Estate and Leases	12/07 - Present

	Mellon Holdings LLC+	Vice President – Real Estate and Leases	12/07 - Present

	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present

	Mellon Private Trust Company, National Association+	Vice President – Real Estate and Leases	8/07 - 1/08

	Mellon Securities Trust Company+	Vice President – Real Estate and Leases	8/07 - 7/08

	Mellon Trust of New England, N.A.*	Vice President – Real Estate and Leases	8/07 - 6/08

	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 7/08

	MFS Leasing Corp.+	Vice President– Real Estate and Leases	7/07 - Present

	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present

	Pontus, Inc.+	Vice President– Real Estate and Leases	7/07 - Present

	Promenade, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	RECR, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	SKAP #7+	Vice President – Real Estate and Leases	8/07 - 11/07

	Tennessee Processing Center LLC*****	Managing Director	5/08 - Present

		Senior Vice President	4/04 - 5/08

	Texas AP, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present

	Trilem, Inc.+	Vice President – Real Estate and Leases	8/07 - Present

James Bitetto Secretary	The Dreyfus Family of Funds*	Vice President and Assistant Secretary	8/05 - Present
	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - Present

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 31(b).	Business and Other Connections of Sub-Investment Adviser:

The Registrant is fulfilling the requirement of this Item 31(b) to provide a list of the officers and directors of Walter Scott & Partners Limited (“Walter Scott”), the sub-investment adviser to the Registrant’s BNY Mellon Tax Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Large Cap Market Opportunities Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Walter Scott, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) by Walter Scott (SEC File No. 801-19420).

Item 32.	Principal Underwriters

(a)           Other investment companies for which Registrant’s principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus BASIC U.S. Mortgage Securities Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Cash Management Plus, Inc.
11.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
12.	Dreyfus Dynamic Alternatives Fund, Inc.
13.	Dreyfus Funds, Inc.
14.	The Dreyfus Fund Incorporated
15.	Dreyfus Government Cash Management Funds
16.	Dreyfus Growth and Income Fund, Inc.
17.	Dreyfus Index Funds, Inc.
18.	Dreyfus Institutional Cash Advantage Funds
19.	Dreyfus Institutional Money Market Fund
20.	Dreyfus Institutional Preferred Money Market Funds
21.	Dreyfus Institutional Reserves Funds
22.	Dreyfus Intermediate Municipal Bond Fund, Inc.
23.	Dreyfus International Funds, Inc.
24.	Dreyfus Investment Funds
25.	Dreyfus Investment Grade Funds, Inc.
26.	Dreyfus Investment Portfolios
27.	The Dreyfus/Laurel Funds, Inc.
28.	The Dreyfus/Laurel Funds Trust
29.	The Dreyfus/Laurel Tax-Free Municipal Funds
30.	Dreyfus LifeTime Portfolios, Inc.
31.	Dreyfus Liquid Assets, Inc.
32.	Dreyfus Manager Funds I
33.	Dreyfus Manager Funds II
34.	Dreyfus Massachusetts Municipal Money Market Fund
35.	Dreyfus Midcap Index Fund, Inc.
36.	Dreyfus Money Market Instruments, Inc.
37.	Dreyfus Municipal Bond Opportunity Fund
38.	Dreyfus Municipal Cash Management Plus
39.	Dreyfus Municipal Funds, Inc.
40.	Dreyfus Municipal Money Market Fund, Inc.
41.	Dreyfus New Jersey Municipal Bond Fund, Inc.
42.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
43.	Dreyfus New York AMT-Free Municipal Bond Fund
44.	Dreyfus New York AMT-Free Municipal Money Market Fund
45.	Dreyfus New York Municipal Cash Management
46.	Dreyfus New York Tax Exempt Bond Fund, Inc.
47.	Dreyfus Opportunity Funds
48.	Dreyfus Pennsylvania Municipal Money Market Fund
49.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
50.	Dreyfus Premier GNMA Fund, Inc.
51.	Dreyfus Premier Investment Funds, Inc.
52.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
53.	Dreyfus Premier Worldwide Growth Fund, Inc.
54.	Dreyfus Research Growth Fund, Inc.
55.	Dreyfus State Municipal Bond Funds
56.	Dreyfus Stock Funds
57.	Dreyfus Short-Intermediate Government Fund
58.	The Dreyfus Socially Responsible Growth Fund, Inc.
59.	Dreyfus Stock Index Fund, Inc.
60.	Dreyfus Tax Exempt Cash Management Funds
61.	The Dreyfus Third Century Fund, Inc.
62.	Dreyfus Treasury & Agency Cash Management
63.	Dreyfus Treasury Prime Cash Management
64.	Dreyfus U.S. Treasury Intermediate Term Fund
65.	Dreyfus U.S. Treasury Long Term Fund
66.	Dreyfus 100% U.S. Treasury Money Market Fund
67.	Dreyfus Variable Investment Fund
68.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
69.	General California Municipal Money Market Fund
70.	General Government Securities Money Market Funds, Inc.
71.	General Money Market Fund, Inc.
72.	General Municipal Money Market Funds, Inc.
73.	General New York Municipal Money Market Fund
74.	Strategic Funds, Inc.

(b)

Name and Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with the Registrant
Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	Executive Vice President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Sue Ann Cormack**	Executive Vice President	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
James Neiland*	Executive Vice President	None
Sean O’Neil*****	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Marc S. Isaacson**	Senior Vice President	None
Denise B. Kneeland****	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
William Germenis*	Vice President – Compliance and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Karen L. Waldmann*	Privacy Officer	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
John E. Lane******	Vice President – Real Estate and Leases	None
Jeanne M. Login******	Vice President – Real Estate and Leases	None
Edward A. Markward*	Vice President – Compliance	None
Paul Molloy*	Vice President	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33.	Location of Accounts and Records

1.	The Bank of New York Mellon
One Wall Street
New York, New York 10286

2.	DST Systems, Inc.
1055 Broadway
Kansas City, Missouri 64105

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

None.
SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 14th day of July, 2010.

BNY MELLON FUNDS TRUST

By:	/s/ Christopher E. Sheldon*
Christopher E. Sheldon, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Christopher E. Sheldon*	President (Principal Executive Officer)	July 14, 2010
Christopher E. Sheldon

/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	July 14, 2010
James Windels

/s/ John R. Alchin*	Trustee	July 14, 2010
John R. Alchin+

/s/ Ronald R. Davenport*	Trustee	July 14, 2010
Ronald R. Davenport

/s/ John L. Diederich*	Trustee	July 14, 2010
John L. Diederich

/s/ Kim D. Kelly*	Trustee	July 14, 2010
Kim D. Kelly

/s/ Patrick J. O’Connor*	Trustee	July 14, 2010
Patrick J. O’Connor

/s/ Kevin C. Phelan*	Trustee	July 14, 2010
Kevin C. Phelan

/s/ Patrick J. Purcell*	Trustee	July 14, 2010
Patrick J. Purcell

/s/ Thomas F. Ryan, Jr.*	Trustee	July 14, 2010
Thomas F. Ryan, Jr.

/s/ Maureen M. Young*	Trustee	July 14, 2010
Maureen M. Young

*By:	/s/ Jeff Prusnofsky
Jeff Prusnofsky, Attorney-in-fact

EXHIBIT INDEX

(d)(1)	Investment Advisory Agreement, as revised.

(d)(2)	Sub-Investment Advisory Agreement between BNY Mellon Fund Advisers and Walter Scott & Partners Limited.

(e)	Distribution Agreement, as revised.

(h)(2)	Amended Administration Agreement, as revised.

(h)(3)	Shareholder Services Plan, as revised.

(i)	Opinion and consent of Registrant’s counsel.

(j)	Consent of Independent Registered Public Accounting Firm.

(n)	Rule 18f-3 Plan, as revised.

(p)(2)	Code of Ethics for Walter Scott & Partners Limited.